As filed with the Securities and Exchange Commission on April 30, 2009

Registration No. 333-101231
1940 Act File No.. 811-21254

United States
Securities and Exchange Commission
Washington, D.C.20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 7

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 8

WOODMEN VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)

Woodmen of the World and/or Omaha Woodmen Life Insurance Society
(Name of Depositor)

1700 Farnam Street
Omaha, Nebraska 68102
(Address of Principal Executive Office)
1-877-664-3332

JoAnn L. Abt, Esq.
1700 Farnam Street
Omaha, Nebraska 68102
(Name and Address of Agent for Service of Process)

COPY TO:
Fredrick G. Lautz, Esq.
Quarles & Brady, LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-4497

Approximate Date of Proposed Public Offering:  As Soon as Practicable after the Effective Date of This Amendment.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2009 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Individual Flexible Premium Deferred Variable Annuity Certificate.

[PICTURE]

Investment
Opportunities,

Financial
Solutions

[Woodmen of the World Logo]	Woodmen Variable Annuity Prospectus May 1, 2009

[Woodmen of the World Logo]

Life and health insurance and annuity products are issued by Woodmen of the
World Life Insurance Society and/or Omaha Woodmen Life Insurance Society, a
Nebraska corporation that is licensed as Woodmen of the World Life
Insurance Society (Woodmen of the World) in all states and the District of
Columbia, except CA, CO, ID, MT, NV, OR, UT, WA and WY. In those states,
Woodmen of the World is licensed as Omaha Woodmen Life Insurance Society
(Woodmen). Not all products are available in all states. Not all representatives are licensed to sell all products.

Securities are offered and processed through Woodmen Financial Services, Inc.,
1700 Farnam Street, Omaha, NE 68102, 877-664-3332, member FINRA/SIPC, a wholly owned subsidiary of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society. Mutual funds and 529 college savings plans are issued by companies that are not affiliated with Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society.

You should consider the investment objectives, risks, and charges and expenses of the
Woodmen Variable Annuity carefully before investing. Call Woodmen Financial Services at
877-664-3332 for a copy of the prospectus that contains this and other information about the annuity. You should read the prospectus carefully before investing.

Not part of the prospectus.

WOODMEN VARIABLE ANNUITY ACCOUNT
_______________________________________________

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERTIFICATE
_______________________________________________

WOODMEN VARIABLE ANNUITY

PROSPECTUS
May 1, 2009

For — The Individual Flexible Premium Deferred Variable Annuity Certificate issued by Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society.

The Variable Annuity Certificate is intended for long-term investment purposes. You bear investment risk that could include loss of principal, and investment returns are not guaranteed. The Certificate provides a free look period of at least ten (10) days (longer in some states) during which you may cancel the Certificate without penalty or surrender charges.

The Certificate owner ("you" or "your") may allocate investments to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the Woodmen Variable Annuity Account, each of which invests in one of the following funds:

FIDELITY/R VARIABLE INSURANCE PRODUCTS
Fidelity/R VIP Contrafund/R Portfolio, Service Class
Fidelity/R VIP Equity-Income Portfolio, Service Class
Fidelity/R VIP Growth Portfolio, Service Class
Fidelity/R VIP Growth & Income Portfolio, Service Class
Fidelity/R VIP Money Market Portfolio, Service Class
Fidelity/R VIP Overseas Portfolio, Service Class

CALVERT VARIABLE INSURANCE TRUST PORTFOLIOS
Summit S&P 500 Index Portfolio
Summit S&P MidCap 400 Index Portfolio
Summit Russell 2000 Small Cap Index Portfolio
Summit Nasdaq-100 Index Portfolio
Summit EAFE International Index Portfolio
Summit Barclays Aggregate Bond Index Portfolio

PIMCO VARIABLE INSURANCE TRUST PIMCO Real Return Portfolio Administrative Class PIMCO Low Duration Portfolio Administrative Class

The accompanying prospectuses for each of the above describes their investment objectives and risks.

WHY YOU SHOULD READ AND KEEP THIS PROSPECTUS.  This prospectus describes the variable account and the Certificate and contains information you should know before you purchase a Certificate. Please read this prospectus carefully and keep it for future reference. More information about Woodmen of the World and/or Omaha Woodmen Life Insurance Society, the variable account and this Certificate is available in the Statement of Additional Information (SAI) dated May 1, 2009. The SAI was filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. A copy of the SAI may also be obtained without charge by calling 1-877-664-3332 or by writing Woodmen at its home office at 1700 Farnam Street, Omaha, NE 68102. A table of contents for the SAI appears at the end of this prospectus. You should also receive prospectuses for each of the investment selections available through the Certificates. Please read them carefully and keep them for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

Woodmen Variable Annuity Account

3 Definitions
5 Fee & Expense Tables
5 Deferred Sales Charge (Surrender Charge)
6 Total Annual Fund Operating Expenses
6 Distribution and/or Service (12b-1) Fees, and
other Expenses
8 Woodmen Variable Annuity Summary
10 Investment Options
17 Your Certificate
17 Purchasing a Certificate
17 Free Look Period
17 Allocating Your Initial Premium
18 Automatic Premium Payments
18 Owner, Annuitant and/or Payee
18 Beneficiaries
18 Youth Certificates
19 Transferring Ownership
19 Certificates Issued for Certain Retirement Plans
19 Accumulation Period
19 Valuing Your Certificate
20 Variable Account Valuation
20 Fixed Account Valuation
20 Dollar Cost Averaging Plan
21 Transfers among Subaccounts and/or the Fixed
Account
21 Asset Rebalancing Program
22 Telephone Transactions
22 Market Timing
24 Access to Your Money before the Annuity
Starting Date
24 Systematic Withdrawals
25 Death of Owner (not the Annuitant) before the Annuity Starting Date
25 Death of Annuitant before the Annuity Starting
Date
25 Minimum Death Benefit
25 Distributions
26 Annuity Period
26 Annuity Starting Date
26 Settlement Option Contracts
26 Annuity Payment Options
27 Death of Owner/Payee after the Annuity
Starting Date
27 Certificate Fees & Charges
27 Sales Charge
27 Certificate Fee
28 Surrender Charge
29 Premium Tax Charge
29 Other Taxes
29 Transfer Charge
29 Fund Expenses

29 Mortality & Expense Risk Charge and Our Risks
30 Our Mortality Risk
30 Our Expense Risk
30 General Information about the Certificates
30 The Entire Contract
31 Gender Neutral Benefits
31 Voting Rights
32 State Variations
32 Surplus Refunds and Assessments
32 Our Reports to You
32 Date of Receipt
32 Payment by Check
32 Postponement of Payments and Transactions
33 Questions about Your Certificate
33 Federal Tax Matters
33 Introduction
33 Income Taxation of Woodmen of the World and/or Omaha Woodmen Life Insurance Society
33 Federal Tax Status
34 Taxation of Variable Accounts
34 Status of Certificates as Annuities
34 Certificates Held by Non-Natural Persons
35 Diversification Requirements
35 Ownership Treatment
35 Delayed Annuity Starting Date
36 Income Taxation of Annuities
36 Tax Deferral during Accumulation Period
36 Taxation of Withdrawals, Assignments, Pledges
and Partial Surrenders
37 Gratuitous Transfers
37 Complete Surrender, Redemption or Maturity
37 Penalty Tax on Premature Distributions
37 Aggregation of Contracts
38 Taxation of Annuity Payments
38 Taxation of Certificate Benefits at Death
38 Loss of Interest Deduction Where Certificates Are Held by or for the Benefit of Certain Non-Natural Persons
39 Policy Exchanges
39 Qualified Plans
41 Qualified Plan Types
44 Rollover Distributions
45 Federal Income Tax Withholding
45 Other Information
45 Rights Reserved by Woodmen of the World and/or
Omaha Woodmen Life Insurance Society
45 Distribution Arrangements
46 Effect of State Laws
46 Legal Proceedings
46 Financial Statements
47 Statement of Additional Information
Table of Contents & Order Form

FOR PURPOSES OF THIS PROSPECTUS, "WE," "US" OR "OUR" MEANS WOODMEN OF THE WORLD AND/OR OMAHA WOODEN LIFE INSURANCE SOCIETY, A FRATERNAL BENEFIT SOCIETY. "YOU" AND "YOUR" REFER TO THE OWNER(S) OF THE CERTIFICATE.

DEFINITIONS

Account:  Woodmen Variable Annuity Account, a separate investment account we established under Nebraska law. The account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the Investment Company Act of 1940, as amended. This is also called the variable account.

Accumulated Value:  The accumulated value at any time before the annuity starting date is equal to the sum of the variable account value and the fixed account value.

Annuitant:  The person whose life determines the annuity benefits payable under the Certificate and whose death will result in payment of the death benefit. The annuitant is the benefit member of the fraternal benefit society.

Annuity Starting Date:  The date on which the annuity payments are to begin. After the first certificate anniversary, the owner may change the annuity starting date as desired. You may not defer the annuity starting date beyond the first of the month after the certificate anniversary on or following the annuitant's 95th birthday.

Beneficiary:  The person (or persons) to whom we pay the proceeds upon the death of the annuitant or owner.

Business Day:  Each day the New York Stock Exchange is open for trading except:(1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a Fund. The New York Stock Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the exchange will be closed on the preceding Friday or the following Monday, respectively (see "Valuation Date").

Certificate:  The Individual Flexible Premium Deferred Variable Annuity Certificate we offer through this prospectus, including any endorsements or additional benefit riders or agreements, and our Articles of Incorporation, Constitution and Laws that are in force on the effective date.

Certificate Anniversary:  The same calendar date in each certificate year as the effective date.

Certificate Year:  The 12-month period ending on the certificate anniversary.

The Code:  The Internal Revenue Code of 1986, as amended.

Death Benefit:  The amount we pay upon the death of the annuitant.

Due Proof of Death:  Satisfactory documentation provided to us establishing proof of death. This documentation may include a certified copy of the death certificate; a certified copy of a court decree reciting a finding of death; or any other proof satisfactory to us.

Effective Date:  The date designated in your Certificate that benefits begin.

Prospectus 3

Woodmen Variable Annuity Account

Fixed Account:  Amounts allocated to the fixed account under the Certificate are part of our general account, which supports annuity and insurance obligations.  Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account under the Securities Act of 1933 nor have we registered the fixed account as an investment company under the Investment Company Act of 1940. The SEC has not reviewed the disclosure relating to the fixed account. However, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Funds:  The mutual funds or other vehicles selected as investment options. A specific Fund corresponds to each subaccount of the variable account.  Each of the Funds is referred to as a "Fund".

Home Office:  Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102.

Nonqualified Certificate:  A Certificate that is not funding a tax-favored retirement plan.

Owner:  Person or persons entitled to exercise the Certificate's rights and privileges.

Qualified Certificate:  A Certificate we issue in connection with plans that qualify for special federal income tax treatment such as plans under Sections 401(a), 403(a), 403(b), 408 or 408A of the Code.

Subaccount:  A subdivision of the variable account. Each subaccount invests exclusively in the shares of funds not affiliated with Woodmen of the World/Omaha Woodmen. Woodmen selects groups of funds for Certificates generally from which you may choose to invest.

Subaccount Unit:  A unit used in valuing a subaccount.

Surrender: Termination of the Certificate upon payment of applicable fees, if any.

Surrender Value:  The accumulated value, less applicable surrender and certificate fees, you would receive if you surrender a Certificate after your free look has expired or that is paid on the death of an owner who is not the annuitant, or after electing certain settlement options.

Valuation Date:  Any day that both the New York Stock Exchange and Woodmen of the World and/or Omaha Woodmen Life Insurance Society are open for business.

Valuation Period:  The period of time from the end of one valuation date to the end of the next valuation date.

Variable Account:  Woodmen Variable Annuity Account, a separate investment account we established under Nebraska law. The variable account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the Investment Company Act of 1940, as amended.

Withdrawal: Any receipt of less than the surrender value of a Certificate.

FEE & EXPENSE TABLES

The following fee and expense tables describe all of the fees and expenses that you may incur as a Certificate owner. These tables are intended to help you in understanding the various costs and expenses under the Certificate. Currently none of the Certificates we sell are subject to state premium taxes. No sales charge (load) is paid upon the purchase of the Certificate. However, we may impose a charge if any portion (over 10% of the accumulated value existing at the time you made the first withdrawal in any one certificate year) of a premium is withdrawn or surrendered before it has been invested for up to seven (7) years. The tables reflect all expenses for both the variable account and the underlying Fund. For a complete discussion of Certificate costs and expenses, see "Certificate Fees & Charges." For more information regarding the expenses of the funds, see the applicable Fund prospectus.

DEFERRED SALES CHARGE (SURRENDER CHARGE)

(As a percentage of the excess amount withdrawn or surrendered (see "Certificate Fees & Charges")).

	Annuitant Issue Age
Premium Year	0-60*	61-75	76-85
1	7%	6%	5%
2	6%	5%	4%
3	5%	4%	3%
4	4%	3%	2%
5	3%	2%	1%
6	2%	1%	NONE
7	1%	NONE	NONE
8 or more	NONE	NONE	NONE

*Applies to all ages in Connecticut.

In each certificate year, you may make, without incurring a surrender charge, withdrawals of up to 10% of the accumulated value existing at the time you make the first withdrawal in that certificate year.

Prospectus 5

Woodmen Variable Annuity Account

WOODMEN VARIABLE ANNUITY EXPENSES

Sales Charge on Premiums	None
Transfer Fee	$25 on transfers exceeding twelve (12) in any Certificate year
Annual Certificate Fees (applies to Certificates with a variable account value of less than $50,000)	Current Fee: $30 (Maximum Fee: $45)
VARIABLE ACCOUNT ANNUAL EXPENSES Mortality & Expense Risk Charges (as a percentage of average variable account value)	1.25% (Maximum 1.40%)
Administrative Charge	None
TOTAL VARIABLE ACCOUNT EXPENSES	1.25% (Maximum 1.40%)

The next item shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract, without considering any voluntary reimbursements. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

TOTAL ANNUAL FUND OPERATING EXPENSES

(Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

Minimum	0.39%
Minimum	1.15	%*
* With current fund expense reimbursements the maximum total operating expenses would be 0.97%.

EXAMPLE

This example is intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts.  These costs include Certificate owner transaction expenses, certificate fees, separate account annual expenses, and your selected subaccount fund fees and expenses. The example assumes that you invest $10,000 in the Certificate for  the time periods indicated and that the maximum certificate fee of $45 is assessed and with the maximum 1.40% mortality and expense risk also assessed. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)           If you surrender your Certificate at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$931	$1,369	$1,829	$3,259

(2)           If you annuitize your Certificate (option 1 or 2) at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$931	$877	$1,517	$3,214

(3)           If you do not surrender your Certificate:

1 Year	3 Years	5 Years	10 Years
$257	$877	$1,517	$3,214

Please do not consider the examples a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and is not a representation of past or future annual returns, which may be greater or less than this assumed rate.

Prospectus 7

Woodmen Variable Annuity Account

WOODMEN VARIABLE ANNUITY SUMMARY

THE CERTIFICATE

This Certificate is an individual flexible premium deferred variable annuity issued by Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a Nebraska non-profit fraternal benefit society located at 1700 Farnam Street, Omaha, NE 68102.

You may purchase a Certificate for as little as $2,000 (or $1,000 for a Qualified Certificate). You may pay premium payments of as little as $50. If you are eligible, you may open certain retirement accounts without an initial payment or minimum amount.

A Certificate may not be available for purchase in all states.

FEES AND EXPENSES

If your Certificate's variable account value as of a certificate anniversary is less than $50,000, there is currently an annual certificate fee of $30 to reimburse us for general administrative expenses. This fee is subject to change but cannot exceed $45 and is assessed on the certificate anniversary and upon surrender. We also may impose a surrender charge (deferred sales load) of anywhere from 7% to 1% for withdrawals from your Certificate if you withdraw a premium payment before it has been invested seven (7) years. The surrender charge is based upon the lower of either premiums paid or fair market value.  However, you may make free withdrawals of up to 10% of the accumulated value of your Certificate during a certificate year (at time of first withdrawal) without incurring this surrender charge. We may also waive surrender charges in certain circumstances. Under certain circumstances we may charge a fee for transfers among subaccounts.

If you invest in a variable subaccount, you will incur a mortality and expense risk charge currently computed at an aggregate annualized rate of 1.25% on the average daily net asset value of the variable account and guaranteed not to exceed 1.40%. In addition, a daily charge based on a percentage of each fund's average daily net asset value is payable by each fund to its investment adviser.  These charges do not apply to the fixed account.

FREE LOOK PERIOD

Your Certificate provides for a free look period of at least ten (10) days (or such longer period that may be required by applicable state law) which begins on the day you receive your Certificate. During this time, you may cancel your Certificate without incurring additional charges or penalties normally assessed by Woodmen.

WITHDRAWALS AND SURRENDERS

You may take a withdrawal from or surrender the Certificate before the annuity starting date and while the annuitant is alive. Such distributions may be subject to certain surrender charges as described in this prospectus. Some qualified plans restrict the availability of the Certificate's value to the plan participant. If you take a withdrawal from or surrender the Certificate before attaining age 59-1/2, you may be subject to a 10% premature distribution penalty in addition to any state and federal income taxes you may owe.

TRANSFERS

You may transfer all or a part of your Certificate's value among the subaccounts. You may make twelve (12) free transfers between one or more subaccounts in each certificate year. Following the 12th transfer, each transfer thereafter will result in a $25 charge (exchange fee). We will not transfer any amount less than $50 into any single subaccount. You may make one transfer, limited to the greater of $500 or 25% of the fixed account value, from the fixed account into subaccounts each certificate year.

FEDERAL TAX MATTERS

Generally, there should be no federal income tax payable on increases in accumulated value until there is a distribution from the account. Distributions and annuity payments may be taxable as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise.  There may be tax penalties if you take a distribution before reaching age 59-1/2. Current tax laws may change at any time.

Death proceeds are taxable and generally are included in the income of the recipient as follows:

*	If received under a payment option, they are taxed in the same manner as annuity payments.

*	If distributed in a lump sum, they are taxed in the same manner as a full surrender.

(For more information, see "Federal Tax Matters.")

INFORMATION ON REPLACEMENTS AND QUALIFIED CERTIFICATES

It may not be in your interest to replace your existing annuity, life insurance contract, or mutual fund with this Certificate. You should replace an existing contract only when you determine that this Certificate is better for you. You may have to pay a surrender charge on your existing contract, and the Certificate described in this prospectus will impose a new surrender charge period. If you do consider replacing an existing contract, you should compare the benefits and cost of supplementing your existing contract with the benefits and cost of purchasing a new Certificate. You should talk to your professional tax adviser to make sure the exchange will be tax-free. This tax free treatment is only applicable to exchanges involving life insurance and annuity contracts and is not available for sales of mutual funds. If you surrender your existing contract for cash and then buy the Certificate described in this prospectus, you may have to pay a tax, including possibly a penalty tax, on the surrender.

Even though you may fund some types of retirement plans with the Certificate, including Individual Retirement Annuity (IRA), SEP-IRA, SIMPLE IRA, Roth IRA and pension or profit sharing plans, these plans also provide tax deferral. You should carefully consider the costs and benefits of the Certificate (including settlement options) before purchasing the Certificate to fund these plans, since the retirement plan arrangement itself provides for tax-deferred growth.

Prospectus 9

Woodmen Variable Annuity Account

WOODMEN OF THE WORLD

Our organization's legal name is Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society and our home office is located at 1700 Farnam Street, Omaha, NE 68102. Woodmen is a fraternal benefit society incorporated under the laws of the state of Nebraska, without capital stock and conducting business solely for the benefit of our members and their beneficiaries and not for profit. Woodmen operates on the lodge system and has a representative form of government. Woodmen currently has approximately 700,000 members in over 2,100 adult and youth lodges. In addition to providing fraternal benefits to our members we offer individual life insurance and annuity Certificates in all 50 states and the District of Columbia. On August 1, 2001, we established the Woodmen Variable Annuity Account pursuant to the laws of the State of Nebraska. This account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended("1940 Act"). This registration does not involve supervision by the SEC of the management or investment policies or practices of the account, us or the Funds.

We legally own the account's assets but we cannot charge the account with debts or liabilities arising out of any other business we may conduct. The account's assets are available to cover our general debts and liabilities only when the account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our general account. All obligations arising under the Certificates are our general corporate obligations.

INVESTMENT OPTIONS

In addition to the fixed account, we currently have fourteen (14) subaccounts available, each of which invests exclusively in shares of a single corresponding Fund. Each of the Fund was formed for use in insurance company separate accounts. Each Fund has its own investment objectives, risks and expenses that determine their respective income and losses. The investment objectives and policies of certain Fund may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with some shared characteristics.

We have summarized the investment objectives and policies of each Fund. There is no assurance that any Fund meets its objectives. You should also read the current prospectus for each Fund, which precedes or accompanies this prospectus, for more detailed information, including a description of risks and expenses for each Fund.

FIDELITY VARIABLE INSURANCE PRODUCTS

Fidelity Management & Research Company serves as the investment adviser to these funds.

Fund	Investment Objective & Principal Investments
VIP Contrafund® Portfolio Service Class
This portfolio seeks long-term capital appreciation. The portfolio normally invests primarily in common stocks and securities convertible into common stocks, but it has the flexibility to invest in other types of securities. The portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

VIP Equity-Income Portfolio Service Class
This portfolio seeks income; capital appreciation is also a consideration. The portfolio normally invests in income producing common and preferred stocks. These equities may be of various quality though the portfolio does not intend to invest in companies without proven earnings and/or credit histories. It may also invest in debt securities.

VIP Growth Portfolio Service Class
This portfolio seeks capital appreciation. The portfolio invests primarily in common stocks, however, it is not restricted to any one type of security and may pursue capital appreciation through the purchase of bonds and preferred stocks. The portfolio does not place any emphasis on dividend income from its investments, except when the adviser believes this income will have a favorable influence on the market value of the security. Growth may be measured by factors such as earnings or gross sales.

VIP Growth & Income Portfolio Service Class
This portfolio seeks high total return through portfolio combination of current income and capital appreciation. The portfolio expects to invest the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

VIP Money Market Portfolio Service Class
This portfolio seeks maximum current income consistent with liquidity and stability of principal. The portfolio consists of high-quality, short-term money market instruments. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

Fidelity’s general purpose taxable and tax–exempt money market funds are participating in the U.S. Treasury Department Temporary Guarantee Program for Money Market Funds. The funds have entered into guarantee agreements with the Treasury Department that govern their participation in the program.

Under the program, the U.S. Treasury will guarantee the share price of any publicly offered eligible money market mutual fund that applies for and pays a fee to participate in the program. The coverage applies only to investments held in participating money market funds as of the close of business on September 19, 2008.

The program is designed to address temporary dislocations in the credit markets. On March 31, 2009, the U.S. Treasury announced a final extension of the program until September 18, 2009, for those funds that elect to continue to participate in the guarantee program. The program will continue to only provide coverage to shareholders for the lesser of either the number of shares held as of the close of business on September 19, 2008, or the amount held on the day that a guarantee event occurs. All money market funds that currently participate in the program and meet the extension requirements are eligible to continue to participate.

Prospectus 11

Woodmen Variable Annuity Account

Fund	Investment Objective & Principal Investments
VIP Overseas Portfolio Service Class
This portfolio seeks long-term growth of capital. Normally, at least 80% of the portfolio's total assets will be invested in foreign securities. The portfolio may also invest in U.S. issuers. The portfolio defines foreign securities as securities of issuers whose principal activities are located outside the United States.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC.

Calvert Asset Management Company, Inc.. serves as the investment adviser to these funds.  Summit Investment Partners, Inc. serves as the sub-adviser to these funds.

Fund	Investment Objective & Principal Investments
Summit S&P 500 Index Portfolio
This portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500 Index.

Summit S&P MidCap 400 Index Portfolio
This portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P MidCap 400 Index.

Summit Russell 2000 Small Cap Index Portfolio
This portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Russell 2000 Index.

Summit Nasdaq-100 Index Portfolio
This portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Nasdaq-100 Index.

Summit Barclays Aggregate Bond Index Portfolio
This portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Barclays Aggregate Bond Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Barclays Aggregate Bond Index.  Calvert Asset Management Company, Inc. serves as the investment adviser to the following fund.  World Asset Management, LLC serves as the sub-adviser.

Summit EAFE International Index Portfolio
This portfolio seeks investment results that correspond to the investment performance of foreign stocks, as represented by the Morgan Stanley EAFE Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the EAFE International Index.

PIMCO VARIABLE INSURANCE TRUST

Pacific Investment Management Company LLC (PIMCO) serves as investment adviser to these funds.

Fund	Investment Objective & Principal Investments
PIMCO Real Return Portfolio Administrative Class
This portfolio seeks return in excess of inflation consistent with preservation of capital by ordinarily investing at least 80% of its net assets in inflation protected bonds of the United States and foreign entities.

PIMCO Low Duration Portfolio Administrative Class
This portfolio seeks total return consistent with preservation of capital by ordinarily investing primarily in a diversified portfolio of fixed income securities and is categorized as a short-term bond fund.

The Funds currently sell shares:

*	to the variable account as well as to separate accounts of insurance companies that are not affiliated with us; and

*	to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts.

Prospectus 13

Woodmen Variable Annuity Account

We currently do not foresee any disadvantages to you arising from the sale of shares to variable products not affiliated with us. However, we will always try to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a fund's response to any of those events or conflicts insufficiently protects you, we will take action on our own.

We may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, Woodmen Financial Services, Inc., the principal underwriter of the Certificates, may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund's assets and may be used to pay marketing and brokerage expenses of the fund) deducted from certain portfolio assets attributable to the Certificate for providing distribution and shareholder support services to some investment options.

Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC. Certain voting rights are attributable to the Fund underlying the variable account portion of the Certificates. No voting rights pertain to the fixed account interest. As required by law, we will vote the Fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. For more information, see "Voting Rights."

DISCLAIMER

The S&P 500 Index is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's/R," "S&P/R," "S&P 500/R," "Standard & Poor's 500," "500," "S&P MidCap 400 Index" and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds. Summit Mutual Funds is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of Summit Mutual Funds or any member of the public regarding the advisability of investing in securities generally or in Summit Mutual Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to Summit Mutual Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index, which is determined, composed and calculated by S&P without regard to Summit Mutual Funds or the Funds. S&P has no obligation to take the needs of Summit Mutual Funds or the beneficial owners of the funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Summit Mutual Funds.

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Fund are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index.

Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. ("Nasdaq") and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Fund. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use or any data included therein.

The EAFE International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International ("MSCI") or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Funds or any member of the public regarding the advisability of investing in funds generally or in this Fund particularly or the ability of the EAFE Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE Index which is determined, composed and calculated by MSCI without regard to the issuer of this Fund. MSCI has no obligation to take the needs of the issuer of this Fund or the owners of this Fund into consideration in determining, composing or calculating the EAFE Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at or quantities of this Fund to be issued or in the determination or calculation of the equation by which this Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this Fund in connection with the administration, marketing or trading of this Fund.

Prospectus 15

Woodmen Variable Annuity Account

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the account or that the account may purchase. We reserve the right to eliminate the shares of any investment option and to substitute any shares of another investment option. We also may substitute shares of funds with fees and expenses that are different from the funds. We will not substitute any shares attributable to your interest without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional subaccounts of the variable account, each of which would invest in a new investment option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new investment option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to you on a basis we determine. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other Certificates to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current subaccounts that are being substituted for or deleted, you may surrender the portion of your accumulated value funded by such subaccount without paying the associated surrender charge. You may also transfer the portion of the accumulated value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights with regard to the subaccounts under the Certificates, we may:

*	operate the account as a management investment company under the 1940 Act;

*	deregister the account under that Act in the event such registration is no longer required; or

*	combine the account with other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate these voting rights under your Certificate.

YOUR CERTIFICATE

PURCHASING A CERTIFICATE

Your Certificate is an individual flexible premium deferred variable annuity. It provides you with a way to save for retirement or some other long-term goal on a tax-deferred basis. We offer the Certificate to members and people who are eligible for membership. You may apply for a Certificate by completing and submitting an application available through your securities licensed Woodmen representative. We do not issue joint Certificates (joint annuitants) or group Certificates. However, we may issue a Certificate with a single annuitant that is jointly owned.

We may issue your Certificate as a nonqualified annuity. We may also issue your annuity as a qualified annuity that funds a retirement plan such as an

Individual Retirement Annuity (IRA); a Roth Individual Retirement Annuity (Roth IRA); a Tax-Sheltered Annuity (TSA); or an annuity for a Simplified Employee Pension Plan (SEP-IRA). Retirement plans such as these already provide you with most, if not all, of the tax-deferral benefits provided by an annuity.

You must give us, or arrange to have sent to us, a single premium payment of at least $2,000 (or $1,000 for a qualified annuity) along with your application. The minimum amount we will accept for subsequent premiums is $250. We may accept $50 if you set up a monthly automatic premium payment (see "Automatic Premium Payments"). Initial premium payments over $1,000,000 require our prior approval, as do subsequent annual premium payments over $50,000. Your initial premium will be credited in the manner described in the next paragraph. There are certain circumstances in which you may not have to provide an initial premium to establish your Certificate. These circumstances include, but are not limited to, establishing your Certificate through a TSA or an employer-sponsored retirement plan.

FREE LOOK PERIOD

Your Certificate provides a "free look" period of at least ten (10) days after you receive your Certificate. This period is longer in some states. If you do decide to cancel your Certificate during this period, you must deliver or mail the Certificate, along with a written request to cancel, to us at the home office or return the Certificate and your written request to cancel to the Registered Representative who delivered it to you. Upon cancellation, the Certificate will be void as of the effective date and you will receive your Certificate's accumulated value (or your premiums, if greater) as of the date we receive your cancellation. You will generally receive your money within seven (7) days after we receive your request for cancellation. However, if your Certificate is an IRA and you decide to cancel it within seven (7) days from the receipt of your IRA disclosure, but after your free look has expired, we may refund your premium less any payments made.

ALLOCATING INITIAL PREMIUM

Because you have a "free look," we reserve the right to allocate all of your premiums to the Money Market Subaccount for fifteen (15) calendar days from the effective date to allow for delivery of your Certificate. After this period, we will allocate the accumulated value of your Certificate to the subaccount(s)and/or fixed account according to your original instructions.

Prospectus 17

Woodmen Variable Annuity Account

AUTOMATIC PREMIUM PAYMENTS

You may make regularly scheduled premium payments through an automatic deduction from your savings or checking account to the subaccount(s) or fixed account you select. You may set up the automatic payments at the time of your application or later by contacting us at the home office. When you set up automatic premium payments, you may select the date you want us to withdraw a premium from your account. If the date you select falls on a date that is not a valuation date, such as a weekend or holiday, we will initiate the request on the next business day. We allocate the premium when we receive it. You must give us at least five (5) calendar days notice to stop or change your allocation for future premiums. Your written notice should be sent to our home office and is not considered given until it is received there.

OWNER, ANNUITANT AND/OR PAYEE

If you are the sole owner of the Certificate you generally can name beneficiaries, assign the Certificate, transfer allocations between subaccounts and the fixed account, and designate who receives any annuity payments or distributions under the Certificate. The annuitant is the person whose life determines the annuity benefits payable under the Certificate and whose death results in payment of the death benefit. The annuitant must be a natural person. The beneficiary receives the certificate benefit (either the death benefit or cash surrender value), if any, that is paid when the annuitant or any owner dies. If the owner and the annuitant are not the same person, the beneficiary will receive the cash surrender value of the annuity upon the death of any owner.  If the annuitant dies, the beneficiary will receive the annuity value.  The payee is any party that the owner selects to receive distributions. The payee will generally receive these distributions during the annuity period. The benefit member is the annuitant. We reserve the right to approve any payee that is an entity rather than a person. Laws regulating qualified annuities may limit an owner's ability to designate annuitants, beneficiaries and payees and may also limit an owner's ability to assign the Certificate. In addition, assigning a Nonqualified Certificate may have federal tax consequences (see "Federal Tax Matters, Taxation of Withdrawals, Assignments, Pledges or Partial Surrenders").

BENEFICIARIES

You may name one or more beneficiaries to receive the death proceeds payable under the Certificate. You may change beneficiaries by sending a request to the home office. We may provide a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request or the date we receive your request at the home office if no date is designated. A change in beneficiary is only effective if the request was mailed or delivered to us while the annuitant is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations. Certain property and tax laws may affect your ability to select a beneficiary other than a spouse. In the event your designated beneficiary cannot be approved, we may pay any benefits due upon the annuitant's death according to Woodmen's Constitution and Laws.

YOUTH CERTIFICATES

We provide Certificates that allow an adult applicant, when applying for a Certificate in the name of a youth member, to have the option to designate the owner as either the applicant or the youth member. If the youth member is the owner of the Certificate, the applicant shall retain control over the Certificate until the youth member reaches the age of majority. The applicant controller can exercise all rights in the Certificate, except for the right of assignment, on behalf of the youth member until the youth member reaches the age of majority. If the applicant controller dies before the youth member reaches the age of majority, we will recognize that person who has the duty to support the youth member and/or who in fact does support the youth member, as the person who is entitled to exercise the rights that the applicant controller could have exercised.

TRANSFERRING OWNERSHIP

You may absolutely assign your Certificate by sending an assignment request to our home office before the annuity starting date. You may not be able to assign a Certificate you control for another or a Certificate issued in connection with retirement plans. We must receive and approve any assignment request before it is effective. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your Certificate, you should consider the tax implications. Generally speaking, assignments are taxable as a complete distribution (surrender) from a deferred annuity contract. The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary or collateral assignee under the Certificate.

CERTIFICATES ISSUED FOR CERTAIN RETIREMENT PLANS

If your Certificate is used in a qualified plan and the owner is the plan administrator or trustee, the plan administrator may transfer ownership to the annuitant if the qualified plan permits. Otherwise, a Certificate used in a qualified plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than as may be permitted by laws applicable to such plans.

ACCUMULATION PERIOD

The period during which you invest premiums in the variable and/or fixed account under the Certificate is the accumulation period. During this time the Certificate may increase or decrease in value depending on the performance of the variable account and how much additional premium you invest. For most owners any increase in the Certificate's value remains tax-deferred until a distribution is made. Any distributions you take from the Certificate during the accumulation period are taxable to the extent there is gain in the Certificate. Accumulation period distributions are taxed differently than annuity payments. For annuity payments (periodic payments from a settlement contract), any cost basis in the Certificate is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of cost basis (if there is any) and partially of taxable gain (if there is any). (See “Federal Tax Matters”)

VALUING YOUR CERTIFICATE

We determine the accumulated value of your Certificate on each valuation date (each day that both the New York Stock Exchange and we are open for business). We credit premium payments to your Certificate based on the accumulated value of the Certificate next determined after receipt of a premium. Your Certificate's value during the accumulation period is the total of your values in the variable account and the fixed account.

Prospectus 19

Woodmen Variable Annuity Account

VARIABLE ACCOUNT VALUATION

Your variable account value is the total value of your subaccounts. When we established each subaccount, we set the subaccount unit value at $10 ($1 for the money market subaccount). The subaccount unit value of a subaccount increases or decreases from one valuation period to the next depending on the investment experience of the underlying fund as well as the daily deduction of charges. We calculate the value of each subaccount by multiplying the number of subaccount units attributable to that subaccount by the subaccount unit value for the subaccount. Any amounts allocated to a subaccount will be converted into subaccount units of the subaccount. We credit subaccount units to your subaccount when you allocate your premiums or transfer amounts to that particular subaccount. The number of subaccount units we credit is determined by dividing the premium or other amount credited to the subaccount by the subaccount unit value for that valuation date. We reduce your subaccount units in a subaccount when you withdraw or transfer from that subaccount and by any certificate fee charged to your Certificate. The investment experience of the fund underlying each subaccount will cause the subaccount unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the subaccount. We make no guarantee as to the value in any subaccount. You bear all the investment risk on the performance of the fund underlying the corresponding subaccounts you choose. Because of all of the factors affecting a subaccount's performance, its value cannot be predetermined.

FIXED ACCOUNT VALUATION

You may choose to deposit money in the fixed account portion of the Certificate. This fixed account is our general account. We declare the effective annual interest rate that applies to the fixed account each month and this rate shall be at least 3% per year. This effective rate applies to amounts in the fixed account including new premiums or amounts newly transferred from a subaccount (new money) for the certificate year. After that period expires, a new rate will be declared for all deposits and will be effective for another certificate year. The rate of interest in effect at any time for a Certificate may differ from the rate or rates in effect for other Certificates with different certificate anniversaries. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the fixed account value may not exceed 3% for any 12-month period.

DOLLAR COST AVERAGING PLAN

If you wish to make a substantial deposit in your Certificate, dollar cost averaging allows you to spread your investment in the markets over time to reduce the risk of investing at the top of the market cycle. You may make regular transfers from your money market subaccount to other subaccounts by establishing a dollar cost averaging plan. You may use dollar cost averaging until the amount in your money market subaccount is completely transferred or the amount remaining is less than your authorized preset amount. You may terminate or change your plan at any time by written request that is effective five (5) business days after we receive it at the home office. You may establish a dollar cost averaging plan by obtaining an appropriate form and full information concerning the plan and its restrictions, from your Woodmen Registered Representative or from our home office.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the unit prices are high.

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

You may transfer your Certificate's value among the subaccounts and the fixed account subject to a few restrictions outlined in this prospectus. Such transfers must take place during the accumulation period. We will process your requests for transfers that we receive at our home office, in good order, before the close of business on that valuation date, usually 3:00 p.m. central time. We will process requests we receive after that time as of the close of business on the following valuation date.

We process a transfer by redeeming subaccount units from the subaccount(s) you specify and reinvesting the proceeds in subaccount units of the other subaccounts and/or the fixed account as you specify. We impose the following restrictions on transfers. You must transfer out at least $100 or, if less, the total value of the subaccount or fixed account from which you are making the transfer. You must transfer in a minimum amount of $50 (or total value if less) to any subaccount or to the fixed account.

You may make twelve (12) free transfers from one or more subaccounts in each certificate year. After that, we will charge you $25 for each subsequent transfer and deduct it from the amount of transfer. Transfers through the asset rebalancing program or dollar cost averaging plan do not count towards your twelve (12) free transfers.

You may make only one (1) transfer from the fixed account in each certificate year. The transfer may not exceed $500 or 25% of the total value of the fixed account at the time of transfer, whichever is greater. Transfers from the fixed account are not subject to a transfer charge and do not count toward your (12) twelve free transfers. If you want to transfer from the fixed account, we redeem the value you wish to transfer from the fixed account and reinvest that value in subaccount units of the subaccount or subaccounts you have selected.

We did not design the Certificate in general or this transfer privilege in particular to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Certificate owners. In addition, the funds may restrict or refuse transactions as a result of certain market timing activities. You should read the funds' prospectuses for more details.

ASSET REBALANCING PROGRAM

In order to maintain a particular percentage allocation among subaccounts, the Certificate owner may select asset rebalancing. With asset rebalancing the Certificate owner automatically has the Certificate's variable account value reallocated to the allocation initially selected by the owner. You may choose to automatically rebalance your Certificate value periodically under the asset rebalancing program. You can elect to participate in the program at the time of application or at a later time. Asset rebalancing may be set up annually, semi-annually or quarterly to begin on the 5th day of the month you select (or the next valuation date if the 5th is not a valuation date). Before you begin the program, you should determine your investment goals and risk tolerance.

Prospectus 21

Woodmen Variable Annuity Account

To elect to participate in the program, you must send us a written request at our home office. Any new request will override any previous rebalancing allocations you may have chosen. Rebalancing continues until you stop or change it, which is done in writing (unless a valid telephone election exists for the account) and must be received at the home office at least five (5) business days before it becomes effective. The fixed account is excluded from this program. We reserve the right to change this program at any time. The asset rebalancing program does not guarantee gains, nor does it assure that any subaccount will not have losses.

TELEPHONE TRANSACTIONS

You may make certain transactions over the telephone. Prior to accepting oral instructions from you, we must have received your signed telephone transaction authorization. Telephone authorization is only valid for certain transaction types and we may add to or limit these types of transactions from time to time. However, we are not able to accept telephone requests for surrenders or transfers among subaccounts from you if we are restricted from doing so by state or federal laws. We will take reasonable steps to confirm that telephone instructions are genuine including, among other things: requiring identifying information, recording conversations and providing written confirmations of transactions. We will not be responsible for the authenticity of instructions received by telephone. We may be liable for losses due to unauthorized or fraudulent instructions only if we fail to observe reasonable procedures.

If several people want to make telephone requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any telephone requests at that time. If this happens, you must try again later or submit a written request to our home office. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction.

We reserve the right to suspend or limit telephone transactions. Every telephone transaction will be reviewed by a principal of the distributor who will also review the account history and any other available relevant information prior to approving such transaction and submitting it to Woodmen. If the principal has reason to believe that any such transaction constitutes an attempt to "market time" to the detriment of other Certificate holders, such proposed transaction may be refused.

The phone number for telephone transactions is 1-877-664-3332.

MARKET TIMING

The Certificate is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of a subaccount or its underlying fund. These could result in a fund holding large cash positions or frequently buying or selling portfolio securities. Such transfers may affect the value of the fund's shares, interfere with the efficient management of its portfolio, and increase its brokerage and administrative costs.

While the design of the Woodmen Variable Annuity, in particular its surrender charges, make it a relatively inefficient vehicle for achieving short-term trading profits, nevertheless the possibility may exist.

In order to protect our Certificate holders from potentially harmful activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading. We consider certain factors in order to identify potentially harmful activity, including the following:

*	the number of transfers made over a period of time;

*	the length of time between transfers;

*	whether the transfers follow a pattern that appears to be designed to take

*	advantage of short-term market fluctuations,

*	the dollar amount(s) requested for transfers; and

*	whether the transfers are part of a group of transfers made by a third party on behalf of several individual Certificate holders.

If we detect that an individual is engaged in a market timing scheme, we will, to the extent consistent with our legal obligations and the Certificate holders' contractual rights to make transfers among the subaccounts, cancel all orders believed to be part of the market timing scheme, and we will prohibit the individual suspected of engaging in a market timing scheme from utilizing our telephone transaction service in the future. Individuals so suspected of engaging in market timing will be required to make all future orders through our written process.

Our policies may vary due to differences in operational systems and the size and nature of the underlying funds. Subject to the terms of the Certificate, we reserve the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt your rights or interests. In addition, some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests if, in the judgment of the investment adviser or other responsible party, it would be unable to invest effectively in accordance with the particular fund's investment objective or policies, or the fund would otherwise potentially be adversely affected. If such a transfer request is refused, we may not be able to effect certain allocations or transfers that a Certificate owner has requested. Our ability to detect and deter such harmful conduct may be limited by operational or technological limitations.

In addition, the terms of some Certificates, historical practices or actions, or certain regulatory requirements may limit our ability to effect transfers or may impose certain other restrictions. This may result in a dilution in the value of your investment. There may also be increased brokerage and administrative costs that may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that there will not be harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants. Please refer to the prospectuses of the underlying funds for a discussion of each fund's policies and procedures with respect to deterring short term trading and market timing.

Prospectus 23

Woodmen Variable Annuity Account

INTERNET TRANSACTIONS

We do not currently offer Internet transaction capability to Certificate owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

ACCESS TO YOUR MONEY BEFORE YOUR ANNUITY STARTING DATE

You may make a withdrawal from or surrender your accumulated value during the accumulation period if the annuitant is alive. The remaining value of the Certificate, after a withdrawal, must be at least $1,000. To make a withdrawal, you first must make a request to our home office. Currently, to surrender your Certificate and receive your surrender value, you must submit a signed form to our home office. The surrender will not be processed until we receive your surrender request at our home office. You may obtain a form by contacting your Woodmen Registered Representative or by calling us at 1-877-664-3332. If we permit it in the future, you may be able to request a withdrawal or surrender by telephone. A surrender or withdrawal from your Certificate may require us to withhold for federal income taxes. We generally must receive a withdrawal or surrender request by 3:00 p.m. central time on a valuation date in order to process it on the same day.

We will normally pay you the requested amount within seven (7) calendar days of receiving your request. You will receive the accumulated value less any applicable surrender charge and any applicable certificate fee. In certain cases, such as when physical disasters may curtail markets, we may postpone payment of your surrender beyond the seven (7) days, and then only when permitted by law or regulation. You may select the subaccount(s) or fixed account as the source(s) for your withdrawal. However, we must agree to any selection. If you request a withdrawal and do not specify its source (the specific subaccount(s) or fixed account) then we will take the withdrawal on a pro rata basis from each subaccount and fixed account. You may not withdraw less than $250 at one time.

Effective January 1, 2009, Woodmen will no longer issue Certificates in connection with TSAs.  In addition, as of May 31, 2009, Woodmen will not accept any additional contributions into existing Certificates issued in connection with TSAs and held under an employer’s TSA Plan. However, if you already own such a Certificate, you should know that there are legal restrictions on withdrawals from 403(b) Certificates (also known as Tax Sheltered Annuities). Certificates issued in connection with qualified plans under Section 401 of the Code may also restrict certain distributions. See your plan document for more information.

You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A surrender or withdrawal may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty if made before you attain age 59-1/2.

SYSTEMATIC WITHDRAWALS

You may make systematic withdrawals from your Certificate. These are a series of periodic payments from your Certificate based on the payment method you select. You are taxed on each distribution to the extent there is taxable gain in the Certificate. This type of withdrawal is not considered annuitization nor are the payments considered annuity payments. You may only establish this payout option during the accumulation period. Payments made to you under this option may be subject to surrender charges. You should consult a tax adviser about the tax consequences of making these systematic withdrawals.

DEATH OF AN OWNER (NOT THE ANNUITANT) BEFORE THE ANNUITY STARTING DATE

We will pay the surrender value to the beneficiary if you die while the annuitant is alive.

DEATH OF AN ANNUITANT BEFORE THE ANNUITY STARTING DATE

We will pay the death proceeds to the beneficiary when the annuitant dies. The death benefit equals the greater of:

*	the accumulated value; or

*	the minimum death benefit amount.

We calculate the death proceeds as of the end of the day, if it is a valuation date and we receive such proof prior to the closing of the NYSE, or if received after such closing then as of the end of the next valuation date, unless a state requires otherwise. A beneficiary may elect to receive the death proceeds as a lump sum in order to satisfy the distribution requirements. Other options for death proceeds may be available, subject to the rules on “Distributions” discussed below. If the beneficiary requests payment of the death proceeds in a lump sum, we will generally pay it within seven (7) days after we receive due proof of death. If you do not select an option within sixty (60) days of the day we receive due proof of death, we may pay out a lump sum. Death proceeds are equal to or greater than the minimum value required by law.

MINIMUM DEATH BENEFIT

The minimum death benefit amount is equal to the sum of premiums paid reduced proportionately by any withdrawals, accumulated at an effective annual interest rate of 4%. After the annuitant's attained age 80, the minimum death benefit amount will no longer be accumulated with interest. The minimum death benefit amount is limited to a maximum of 200% of the total premiums paid reduced proportionately by any withdrawals. A withdrawal will reduce the minimum death benefit amount in the same proportion that the accumulated value was reduced on the date of the withdrawal. For each withdrawal, the reduction is calculated by multiplying the minimum death benefit amount immediately prior to the withdrawal by the ratio of the withdrawal to the accumulated value immediately prior to the withdrawal. The minimum death benefit value is a guaranteed amount in death proceeds, regardless of the current investment performance of your Certificate.

DISTRIBUTIONS

If any owner, including any owner who is also the annuitant, dies prior to the annuity starting date, the Certificate will continue and the entire certificate benefit must be distributed within five (5) years after the death of the owner, except if any portion of the certificate benefit is payable to a designated beneficiary, within the meaning of Section 72(s)(4) of the Internal Revenue Code of 1986, as amended, such portion may be distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary. Such distributions must begin not later than one (1) year after the date of the owner's death.

Prospectus 25

Woodmen Variable Annuity Account

If the sole beneficiary is the deceased owner's spouse, as defined by federal law, the surviving spouse may elect to continue this Certificate as his or her own. If the spouse does so choose, upon his or her subsequent death the entire certificate benefit must be distributed as otherwise required by law and the Certificate.

ANNUITY PERIOD

The period when you begin to receive payments based on the amounts you accumulated under your Certificate is the annuity period. This period begins on the annuity starting date. At this time we offer payment options only on a fixed basis, but we may later offer additional payment options.

ANNUITY STARTING DATE

The date set to start your annuity payments when you apply for your Certificate is the annuity starting date. After your first certificate anniversary you may change this date as you desire but you cannot set a date beyond the first of the month after the certificate anniversary on or following the annuitant's 95th birthday. If your Certificate is a qualified Certificate you may be required to take minimum distributions no matter what annuity starting date you select. Some states may also place limitations on extending an annuity starting date. Your annuity payments will begin on your annuity starting date unless you previously surrendered your Certificate or if we have paid out all of the death proceeds to your beneficiary. In those cases no annuity payments will be paid.

SETTLEMENT OPTION CONTRACTS

If you select an annuity payment option, we will transfer your surrender value on your annuity starting date to our fixed account, and we will issue you a settlement option contract. Your annuity proceeds will not vary with the performance of the variable account. We will pay the annuity proceeds to the payee that you designated. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee. The settlement option contract will pay an amount each payment period as selected by you or the beneficiary. The payment periods available are one (1), three (3), six (6) and twelve (12) months and the amounts of the payment may not be proportional, e.g. the 3 month payment may not be 3 times the 1 month payment.

ANNUITY PAYMENT OPTIONS

The following annuity payment options are generally available to you under the Certificate:

OPTION 1: SINGLE LIFE ANNUITY

An amount will be paid each payment period for a fixed period of years and after that for so long as the payee lives. The fixed period may be between 0 and 20 years. On the death of the payee during the fixed period, payments will continue to the beneficiary of the settlement option contract for the balance of the fixed period.

OPTION 2: JOINT AND SURVIVOR LIFE ANNUITY

An amount will be paid each payment period for so long as two (2) joint payees are alive. On the death of either payee, the survivor will receive a percentage of the payment for so long as the survivor lives. The percentage of the payment to the survivor may be between 25% and 100%. This option is not available for qualified certificates.

OPTION 3: FIXED PERIOD

An amount will be paid each payment period for a fixed period of up to thirty (30) years.

If the accumulated value is to be paid out under this option and is subject to a surrender charge at the time of election, then:

*
If a period of at least ten (10) years is selected, the accumulated value will be used in determining the settlement option payment and the surrender charge scale will be transferred to the settlement option contract.

*	If a period of less than ten (10) years is selected, the surrender charge will be applied and the surrender value will be used in determining the settlement option payment.

OPTION 4: FIXED AMOUNT

A fixed amount will be paid each period until the certificate benefit held under this option, together with interest on the unpaid balance, is exhausted.

If the accumulated value is to be paid out under this option and is subject to a surrender charge at the time of election, the total amount paid each year can not be more than 12% of the accumulated value. The surrender charge scale will be transferred to the settlement option contract.

With respect to each annuity payment under an option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

Interest rates applicable to annuity payment options may be declared monthly with an effective annual guaranteed minimum interest rate of 3%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges, and experience.

DEATH OF OWNER/PAYEE AFTER THE ANNUITY STARTING DATE

If an owner/payee dies on or after the annuity starting date and before all of the annuity proceeds have been paid, we must pay any remaining amounts at least as rapidly as payments were being paid on the date of death.

CERTIFICATE FEES & CHARGES

SALES CHARGE

You do not pay any sales charge or sales load when you invest in your Certificate.

CERTIFICATE FEE

During the accumulation period we currently deduct an annual $30 certificate fee. We may change this fee but will never charge more than $45. This fee is deducted on the anniversary date of each certificate year or upon surrender of the Certificate if that is earlier. We deduct the fee from your variable account value in proportion to the amounts in your subaccounts unless a state requires otherwise. The purpose of this fee is to reimburse us for administrative expenses relating to the Certificate. We do not deduct this charge if your variable account value is at least $50,000 at the time of assessment. We reserve the right to waive this fee.

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Woodmen Variable Annuity Account

Effective January 1, 2009, Woodmen will no longer issue Certificates in connection with TSAs.  In addition, as of May 31, 2009, Woodmen will not accept any additional contributions into existing Certificates issued in connection with TSAs and held under an employer’s TSA Plan.  However, existing certificates will continue to be subject to the Certificate fee.

SURRENDER CHARGE

We may deduct a surrender charge or "backend load" from any withdrawal or surrender of premiums (including a surrender to effect an annuity other than options 1 and 2 after one (1) year) and on systematic withdrawals. For the purpose of determining your surrender charge, any amount that you withdraw will be treated as coming from premiums in the order in which they were paid. Amounts deducted to pay a surrender charge on a withdrawal are not themselves subject to the surrender charge and are assessed against your remaining account balance(s) rather than reducing your withdrawal.

The length of time between each premium payment and surrender determines the amount of the surrender charge.

The charge is a percentage of the premiums surrendered according to the following schedules:

	Annuitant Issue Age
Premium Year	0-60*	61-75	76-85
1	7%	6%	5%
2	6%	5%	4%
3	5%	4%	3%
4	4%	3%	2%
5	3%	2%	1%
6	2%	1%	NONE
7	1%	NONE	NONE
8 or more	NONE	NONE	NONE
*Applies to all ages in Connecticut.

Effective January 1, 2009, Woodmen will no longer issue Certificates in connection with TSAs.  In addition, as of May 31, 2009, Woodmen will not accept any additional contributions into existing Certificates issued in connection with TSAs and held under an employer’s TSA Plan.

After May 31, 2009, we will continue to administer existing TSA Certificates held under an employer’s TSA Plan in accordance with the requirements of Section 403(b).  To the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to exchange their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, for other Section 403(b) contracts held under the TSA plan which are issued by vendors eligible to receive contributions under the TSA plan.  In addition, to the extent permitted under the TSA plan, we will allow owners of the TSA Certificates to rollover their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, to an eligible retirement plan, such as a traditional IRA (or, if you qualify, a Roth IRA).  Woodmen will share information with your employer regarding the TSA Certificates held under the TSA Plan.

10% FREE WITHDRAWAL

In each certificate year, you may make free withdrawals of up to 10% of the accumulated value existing at the time you made the first withdrawal in that certificate year. A free withdrawal is a withdrawal without a surrender charge. This right is not cumulative from certificate year to certificate year, so each certificate year you are only allowed to take a total of up to 10% from your accumulated value without incurring a surrender charge.

PLEASE NOTE

Certain withdrawals and surrenders are subject to federal tax penalties and there may be other restrictions on withdrawals and surrenders from qualified plans (see "Federal Tax Matters").

PREMIUM TAX CHARGE

Currently, we do not assess a charge against the variable account for federal income taxes or state premium taxes. We may make such a charge in the future if income or gains within the variable account result in any federal income tax liability to us or we become subject to state premium taxes.

OTHER TAXES

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Certificates.

TRANSFER CHARGE

You may make twelve (12) free transfers in each certificate year. We may charge $25 for each subsequent transfer.

FUND EXPENSES

Each fund pays charges and expenses out of its assets. The prospectuses for the funds describe the charges and expenses.

MORTALITY & EXPENSE RISK CHARGE AND OUR RISKS

We currently charge an annual mortality and expense risk charge of 1.25% of the  average daily net asset value of the variable account. We may raise or lower this charge in the future but the charge will never exceed 1.40%.

Prospectus 29

Woodmen Variable Annuity Account

OUR MORTALITY RISK

We assume a mortality risk from our obligation to pay death proceeds to the beneficiary if the annuitant under a Certificate dies during the accumulation period. The annuitant may die prior to the annuity starting date at a time when the death benefit guaranteed by the Certificate may be higher than the accumulated value of the Certificate. The surrender value is lower for Certificates under which a surrender charge remains in effect, while the amount of the death proceeds under such Certificates is sometimes unaffected by the surrender charge. Accordingly, our mortality risk is higher under such Certificates than it would be under otherwise comparable Certificates that impose the surrender charge upon payment of death proceeds.

We assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under some payment options that extend for a life (or lives). If certain settlement options are selected, we relieve the payee(s) of the risk of outliving the amounts paid during retirement.

We assume a mortality risk under our annuity purchase rate tables that are guaranteed for the life of your Certificate. Our settlement options are based on a guaranteed effective annual interest rate of 3%. Options 1 and 2 are based on a guaranteed effective annual interest rate of 3% using the Annuity 2000 Mortality Table.

OUR EXPENSE RISK

We assume an expense risk under the Certificates. If the certificate fee we deduct from the Certificates to cover administrative expenses is not sufficient to cover the expenses actually incurred, we can't raise these fees in excess of what is stated in the Certificate (i.e., $45). Administrative expenses include such costs as processing premiums, annuity payments, withdrawals, surrenders and transfers; furnishing confirmation notices and periodic reports; calculating the mortality and expense risk charge; preparing voting materials and tax reports; updating the registration statement for the Certificates; and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each subaccount in the variable account. We impose the mortality and expense risk charge on such subaccount in the variable account for the mortality and expense risks assumed under the Certificates.

If the mortality and expense risk charge and other charges under a Certificate are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. If the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

GENERAL INFORMATION ABOUT THE CERTIFICATES

THE ENTIRE CONTRACT

The entire contract between you and us consists of your Certificate, including any endorsements or amendments attached; your application, including any supplemental documents; and our Articles of Incorporation, Constitution and Laws in force as of the effective date of your Certificate. We will not contest the contract.

GENDER NEUTRAL BENEFITS

Under our settlement options, we distinguish between men and women because of their different life expectancies. However, we do not make any such distinctions for Certificates that we issue in the state of Montana. This is because Montana enacted legislation that requires that optional annuity benefits (i.e., the annuity payments under our annuity payment options) not vary based on a person's sex. In Arizona Governing Committee v. Norris, the U.S. Supreme Court held that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Certificates purchased under an employment-related insurance or benefit program may not, in some cases, vary on the basis of sex. We will apply unisex rates to certain qualified plans and those plans where an employer believes that the Norris decision applies.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris and Title VII generally and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Certificate may be purchased.

VOTING RIGHTS

Certain voting rights are attributable to the funds underlying the variable account portion of the Certificates. No voting rights pertain to the fixed account interest. As required by law, we will vote the fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. If the 1940 Act or any related regulation should be amended or if the present interpretation of it should change and as a result, we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

You have voting interests with respect to fund shares only during the accumulation period. During the annuity period (during which you receive annuity payments) you have no interest in the funds and, therefore, you have no voting rights.

We determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes in the variable account attributable to the entire subaccount. We will count fractional shares. We determine the number of votes of the fund you have the right to cast as of the record date. These votes are cast at the meeting of the fund. We will solicit voting instructions by writing to you before the meeting in accordance with procedures established by a fund.

Any fund shares held in a subaccount for which we do not receive timely voting instructions we will vote in proportion to the voting instructions we receive for all owners participating in that subaccount. We will vote any fund shares our affiliates or we hold in proportion to the aggregate votes of all shareholders in the fund. We will send to everyone having a voting interest in a subaccount proxy materials, reports and other materials relating to the appropriate fund.

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Woodmen Variable Annuity Account

STATE VARIATIONS

Any state variations in the Certificates are covered in a special certificate form for use in that state. This prospectus provides a general description of the Certificates. Your actual Certificate and any endorsements are the controlling documents. If you lose or misplace your Certificate and any endorsements, contact our home office.

SURPLUS REFUNDS AND ASSESSMENTS

If our board of directors declares any surplus refunds to Certificate owners, we will pay you such surplus refunds. If we pay any such surplus refunds, we will credit them to your subaccount(s) and/or fixed account in the same proportion that premiums would be credited. We do not anticipate any surplus refunds.

If our general account reserves should become impaired (insufficient under certain circumstances to cover our obligations) our board of directors may require Certificate owners to make additional payments. If payments are not made, it shall be a debt against the Certificate accruing interest at 5% per year. No personal liability will attach to a Certificate owner but you may recognize taxable income.

OUR REPORTS TO YOU

We will mail, at least annually, a report showing the accumulated value of your Certificate as of a date not more than two months prior to the date of mailing and any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each premium, withdrawal, surrender or transfer you make, except that when permitted by law or rule, we may omit sending confirmations for scheduled transactions such as dollar cost averaging or automatic rebalancing programs. Please review confirmations and reports immediately and inform us of any discrepancies. If we do not hear from you within sixty (60) days, we will assume all information is accurate.

DATE OF RECEIPT

Unless we state otherwise, the date we receive any premium, written request, telephone request or any other communication is the actual date it is received at our home office in proper form. If we receive them after the close of trading on the New York Stock Exchange, usually 3:00 p.m. central time or on a date which is not a valuation date, we will consider the date of receipt to be the next valuation date.

PAYMENT BY CHECK

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you for withdrawal. This period of time will not exceed fifteen (15) days.

POSTPONEMENT OF PAYMENTS AND TRANSACTIONS

We will normally make payments of any surrender value within seven (7) days after we receive your request at our home office. However, we may delay this payment or any other type of payment from the variable account for any period when the New York Stock Exchange is closed for trading other than customary weekend and holiday closings or trading is restricted; an emergency exists, as a result of which it is not reasonably practicable to dispose of securities or to fairly determine their value; or the Securities and Exchange Commission or other legally authorized authority order permits or orders the delay.

We may also postpone transfers and allocations of accumulated value among the subaccounts and the fixed account under these circumstances. We may delay payment of any surrender value from the fixed account for up to six (6) months after we receive a request at our home office.

QUESTIONS ABOUT YOUR CERTIFICATE

You may make inquiries regarding the Certificate by writing or calling our home office. The address for the home office is Woodmen of the World, 1700 Farnam Street, Omaha, NE 68102. The toll-free telephone number is 1-877-664-3332.

FEDERAL TAX MATTERS

INTRODUCTION

This section provides a summary of certain federal income tax considerations resulting from the purchase, ownership and disposition of a Certificate. The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury Department regulations (the "Regulations"), judicial decisions and Internal Revenue Service ("IRS") rulings and other administrative materials interpreting the Code, existing on the date of this prospectus. These authorities, however, are subject to change (retroactively in some instances) by Congress, the Treasury Department and the courts. The discussion below is general in nature and is not intended as an exhaustive treatise on the income taxation of Certificates. In addition, taxes other than federal income taxes, such as foreign, state and local taxes, and federal estate and gift taxes, may apply in connection with the purchase, ownership and disposition of Certificates. This discussion is not exhaustive, does not address any federal estate, gift or other tax consequences, or any foreign, state or local tax consequences associated with the Certificate and is not intended as tax advice.

PROSPECTIVE PURCHASERS OF CERTIFICATES ARE URGED TO CONSULT WITH, AND MUST RELY UPON, THEIR OWN TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS AND POTENTIAL CHANGES IN APPLICABLE LAW, INCLUDING THE APPLICATION OF STATE AND LOCAL, FOREIGN AND OTHER TAX CONSIDERATIONS, IN EVALUATING THE TAX CONSEQUENCES OF PURCHASING AND OWNING A CERTIFICATE.

INCOME TAXATION OF WOODMEN OF THE WORLD AND/OR OMAHA WOODMEN LIFE INSURANCE SOCIETY

FEDERAL TAX STATUS

As a fraternal benefit society, we are currently exempt from federal income taxes under section 501(c)(8) of the Code, and from most types of state and local taxes pursuant to the operation of local law. As a result, no reserve for income taxes is currently charged against or maintained by us with respect to the sale of Certificates or establishment or maintenance of the variable accounts supporting the Certificates. We may make charges for such taxes if there is a material change in federal, state or local tax laws applicable to the variable accounts or to us, or to both.

Prospectus 33

Woodmen Variable Annuity Account

TAXATION OF VARIABLE ACCOUNTS

As previously described herein, holders of Certificates will be offered a choice of broadly defined investment options that will allow them to allocate the assets underlying their Certificates to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the variable account, each of which will pursue a specified, broadly defined investment strategy. The Code generally provides that the income, gains and losses from variable account investments are not income to us so long as the Certificates and the variable accounts meet certain requirements. Because the Certificates and the variable accounts are expected to meet such requirements, we anticipate no tax liability resulting from the Certificates and, consequently, no reserve for income taxes is currently charged against or maintained by us with respect to the Certificates or the variable accounts. We may make charges for such taxes if there is a change in federal, state or local tax laws attributable to the Certificates and/or the variable accounts.

STATUS OF CERTIFICATES AS ANNUITIES

A Certificate will be treated as an annuity for federal income tax purposes provided certain requirements are satisfied including:

*	the Certificate must be owned by an individual (or an individual that is treated as the owner for tax purposes);

*	variable account investments must be "adequately diversified;"

*	we, rather than you, must be considered the owner of variable account assets for federal tax purposes;

*	annuity payments must appropriately amortize premium payments and Certificate earnings;

*
if any owner of the Certificate dies on or after the annuity starting date and before the entire interest in such Certificate has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distributions being used as of the date of his death; and

*
if any owner of a Certificate dies before the annuity starting date, the entire interest in such Certificate must be distributed within five years after the death of such holder, subject to certain exceptions.

CERTIFICATES HELD BY NON-NATURAL PERSONS

As a general rule, Certificates held by "non-natural persons," such as corporations, trusts or similar entities, are not treated as annuity contracts for federal income tax purposes. The investment income on these Certificates is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule. For example, Certificates will generally be treated as held by a natural person if the nominal owner is a trust or other entity holding the Certificate as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a Certificate under a nonqualified deferred compensation plan for its employees. Because we are a fraternal benefit society, we reserve the right to limit certificate ownership by a non-natural person. Additional exceptions to this rule include:

*	certain Certificates acquired by a decedent's estate;

*	certain Certificates issued in connection with a qualified retirement plan (see "Qualified Plans");

*	certain Certificates used with structured settlement agreements; and

*	certain Certificates purchased with a single premium when the annuity starting date is no later than a year from contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS

For the Certificate to be treated as an annuity for federal income tax purposes, variable account investments supporting the Certificates must be "adequately diversified." The Code and Regulations prescribe standards for adequately diversifying variable account investments. If the variable accounts supporting a Certificate fail to comply with these diversification standards, the Certificate would not be treated as an annuity for federal income tax purposes and the interest or earnings credited to the Certificate in any year will generally be includible in the owner's income that year for federal tax purposes.

Although the investments of the subaccounts of the variable account are controlled by the mutual fund or investment option corresponding to each subaccount of the variable account, we expect that each variable account will comply with the diversification requirements prescribed by the Code and Regulations.

OWNERSHIP TREATMENT

In certain circumstances, the Certificate owner may, for federal tax purposes, be considered the owner of the assets of the variable account supporting the Certificate. In those circumstances, income and gains from variable account investments are currently includible in the gross income of the Certificate holder. The IRS, in published rulings, has ruled that a variable contract owner will be considered the owner of variable account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. However, the ownership rights under the Certificate are substantially similar to the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a variable account (and thus not currently taxable on the income and gains). Accordingly, we expect that holders of Certificates will not be considered the owner of the assets of the variable account. To the extent that the law changes on the issue of ownership of variable account assets, we reserve the right to change the Certificate as necessary to attempt to prevent you from being considered the owner of the variable account assets. However, there is no assurance that our efforts would be successful.

DELAYED ANNUITY STARTING DATE

If the annuity starting date occurs (or is scheduled to occur) when the annuitant has reached an advanced age, it is possible that the Certificate might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Certificate could be currently includable in income.

Prospectus 35

Woodmen Variable Annuity Account

INCOME TAXATION OF ANNUITIES

The discussion under this "Income Taxation of Annuities" section assumes that the Certificate will be treated as an annuity for federal income tax purposes. It further assumes that the Certificate is not a Qualified Certificate held in connection with a retirement plan that receives favorable treatment under the Code (referred to herein as "Qualified Plans") unless otherwise specifically noted. For a discussion of certain federal income tax matters pertaining to the purchase and ownership of Qualified Certificates, see "Qualified Plans."

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in a Nonqualified Certificate’s Accumulated Value are generally not taxable to the owner or annuitant until received as annuity payments or otherwise distributed.

TAXATION OF WITHDRAWALS, ASSIGNMENTS, PLEDGES AND PARTIAL SURRENDERS

Cash withdrawals, the value of any part of an annuity contract (i.e., annuity Certificate) pledged or assigned, and amounts received on partial surrender under annuity contracts entered into after August 13, 1982, are taxable as income to the extent that the cash value of the contract immediately before the payment exceeds the investment in the contract.  This amount is referred to as the "income on the contract." To the extent the amount received is greater than the excess of cash value over investment in the contract, the amount will be treated as a tax-free return of investment. Investment in the contract equals the total of premium payments (to the extent such payments were neither deductible when made or excludible from income as, for example, in the case of certain contributions to Qualified Certificates) minus any amounts previously received from the Certificate that were not includible in your income. All amounts includable in income with respect to the Certificate are taxed as ordinary income; no amounts are taxed at special lower rates applicable to long-term capital gains and corporate dividends. Systematic withdrawals made from your Certificate will be treated as partial surrenders, as described above. Taxable amounts described in this section may also be subject to a 10% penalty tax (see "Penalty Tax on Premature Distributions") and be subject to federal income tax withholding requirements (see "Federal Income Tax Withholding").

Other than in the case of Qualified Certificates (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the value of the Certificate is treated for federal income tax purposes as a surrender of such amount or portion. In the case of an assignment or pledge, the investment in the contract is increased by the amount included in taxable income by reason of the assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release).

If the board of directors requires the Certificate owner to make additional payments in connection with the general account reserves becoming impaired, and such payments are not made, the debt levied against the Certificate will be treated in the same manner as a pledge for federal income tax purposes.

GRATUITOUS TRANSFERS

If an owner transfers a Certificate without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between his or her Accumulated Value and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contract will increase by the amount included in taxable income by the transferor.

COMPLETE SURRENDER, REDEMPTION OR MATURITY

Amounts received on complete surrender, redemption or maturity are taxed under the cost recovery rule. Under this rule, a taxpayer receives all amounts tax-free until he has recovered his investment in the contract. Thereafter, amounts are fully taxable. The gain is ordinary income, not capital gain.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

Generally, a 10% penalty tax applies to the amount of any taxable payment from a Nonqualified Certificate. Exceptions to this general rule include:

*	payments received on or after the owner reaches age 59-1/2;

*	payments received on the account of the owner becoming disabled (as defined in the tax law);

*	payments made to a beneficiary after the owner's death or, for non-natural owners, after the primary annuitant's death;

*
payments made as a series of substantially equal periodic payments (at least annually) for the owner's life (or life expectancy) or for the joint lives (or joint life expectancies) of the owner and a designated beneficiary (within the meaning of the tax law); or

*
payments made under a Certificate purchased with a single premium when the annuity starting date is no later than a year from the date of Certificate purchase and substantially equal periodic payments are made at least annually.

A similar penalty tax, discussed under "Qualified Plans", applies to Qualified Certificates.

AGGREGATION OF CONTRACTS

In certain circumstances, the taxable amount of an annuity payment withdrawal, or surrender from a Certificate may be determined by combining some or all of the annuity contracts you own. For example, if you purchase a Certificate and also purchase another annuity at approximately the same time, the IRS may treat the two as one annuity contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more annuity Certificates from us during any calendar year, all such Certificates will be treated as one annuity contract for purposes of determining whether any payment not received as an annuity (including withdrawals and surrenders prior to the annuity starting date) is includible in income. The effects of aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount that might be subject to the 10% penalty tax as described above.

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Woodmen Variable Annuity Account

TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the excess of the payment over the exclusion amount. The exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed annuity payment option, adjusted for any period certain or refund feature, to the total expected amount of annuity payments for the term of the Certificate (determined under Treasury Department Regulations). Once the total amount of the investment in the contract is excluded using this formula, annuity payments will be fully taxable. If annuity payments stop because the annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year. Annuity payments may be subject to federal income tax withholding requirements (see "Federal Income Tax Withholding").

There may be special income tax issues present in situations where the owner and annuitant are not the same person and are not married (as defined by federal law) to one another. You should consult with and must rely upon your own tax adviser in those situations.

TAXATION OF CERTIFICATE BENEFITS AT DEATH

Amounts may be distributed upon your or the annuitant's death, either before or after the annuity starting date.

Before the annuity starting date, death proceeds are includible in income and:

*	if distributed in a lump sum they are taxed in the same manner as a full surrender, or

*	if distributed under an annuity payment option they are taxed like annuity payments.

*
After the annuity starting date, if a guaranteed period exists under an annuity payment option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows:

*	if received in a lump sum they are includible in income if they exceed the unrecovered investment in the Certificate at that time; or

*
if distributed in accordance with the annuity payment option selected by the decedent they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements (see "Federal Income Tax Withholding").

LOSS OF INTEREST DEDUCTION WHERE CERTIFICATES ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS

In the case of a Certificate held by a non-natural owner (e.g., a corporation), all or some portion of otherwise deductible interest may not be deductible by the owner. However, this interest deduction disallowance does not affect Certificates where the owner is taxable each year on the investment income under the Certificate. Entities considering purchasing a Certificate, or entities that will be beneficiaries under a Certificate, should consult and must rely on their own tax adviser.

POLICY EXCHANGES

You can exchange certain life insurance, endowment and nonqualified annuity contracts tax free under Section 1035 of the Code if certain requirements are satisfied. If you already own an annuity or life insurance contract issued by another insurer, you are generally able to exchange that contract for a Certificate issued by us without incurring a tax as a result of the exchange.

Often these exchanges may result in surrender charges and losses or reductions in benefits such as the guaranteed minimum death benefit. If, after careful evaluation, you determine an exchange may be in your best interest, please make sure you comply with the income tax rules and regulations that apply. For example, to receive tax-free treatment, a contract generally must be exchanged for the Certificate. If you simply surrender a contract and apply the proceeds of that contract towards the purchase of a Certificate, you may not qualify to receive tax-free treatment under Section 1035 of the Code and you will be taxed in the manner provided under "COMPLETE SURRENDER, REDEMPTION OR MATURITY." If no cash or other non-like kind property is received in connection with any exchange, any gain will not be recognized. The investment in the new Certificate at the time of the exchange will be the same as the investment in the existing contract. Your Accumulated Value immediately after the exchange may exceed your investment in the contract. This excess may be includable in income should amounts subsequently be withdrawn or distributed from the Certificate (e.g., as a withdrawal, surrender, annuity payment, or death benefit). If you exchange part of an existing annuity contract for a Certificate, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either the old annuity contract or the Certificate, the exchange may not be treated as a tax free exchange.  Rather, the exchange may be treated as if you had made a partial surrender from the old contract and then purchased the Certificate.  In these circumstances, some or all of the amount exchanged into the Certificate could be includible in your income and subject to at 10% penalty tax.

There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange.

If you are considering such an exchange, you should consult with and must rely upon your own professional tax adviser to ensure that the requirements of Section 1035 are met.

QUALIFIED PLANS

The Certificates are also designed for use in connection with retirement plans that receive favorable treatment under the Internal Revenue Code ("Qualified Plans"). As previously noted, such Certificates are referred to herein as "Qualified Certificates." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Certificates. We make no attempt in this prospectus to provide more than general information about use of a Certificate with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Certificates often differ from federal income tax rules, and this prospectus does not describe any of these differences.

Qualified Certificates will be amended as necessary to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Certificate. In addition, we may not be bound by terms and conditions of Qualified Plans if they are inconsistent with the Certificate as it may be amended. Those who intend to use the Certificate in connection with Qualified Plans should consult with and must rely upon their own tax advisers.

Prospectus 39

Woodmen Variable Annuity Account

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan and they take precedence over the general annuity tax rules described above. For example, in the case of both withdrawals and annuity payments under certain Qualified Certificates, there may be no "investment in the contract" and the total amount received may be taxable. The includible amount may be taxed at ordinary income tax rates. Also, while currently not permitted by your Certificate, loans from Qualified Certificates, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid (you should always consult with and rely upon your tax adviser and retirement plan fiduciary prior to exercising loan privileges). Both the amount of the contribution that may be made to acquire a Qualified Certificate, and the tax deduction or exclusion that may be claimed for such contribution, are limited under Qualified Plans.

If a Certificate is used with a Qualified Plan, you and the annuitant must be the same individual and the annuitant generally may not be changed. For Qualified Certificates issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act ("ERISA"), the spouse or former spouse of the owner will have rights in the Qualified Certificate. In such a case, the owner may need the consent of the spouse or former spouse to change annuity payment options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Qualified Certificate.

Qualified Certificates are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which the minimum required distribution exceeds the actual distribution. In the case of individual retirement annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70-1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Qualified Certificate, as well as any other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code section 401(a)(9), may affect the amount of the minimum required distribution that must be taken from your Qualified Certificate.  As part of the Worker Retiree & Employer Recovery Act of 2008 (the “Act”), a one-year suspension of RMDs was approved by Congress. Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement plans (IRAs) and employer-provided qualified retirement plans that are defined contribution plans [within the meaning of Section 414(i)].

The next required minimum distribution would be for calendar year 2010. This relief applies to life-time distributions to employees and IRA owners and after-death distributions to beneficiaries. The provision is effective for calendar years beginning after December 31, 2008.

The relief does not apply to any RMD for 2008. Thus, RMDs for 2008 that are permitted to be made in 2009 because an individual’s required beginning date is April 1, 2009 must still be made by that date.  That includes RMDs that are permitted to be made in 2009 by reason of an individual's required beginning date being April 1, 2009.  This information is not intended as tax advice and/or investment advice to you.  Your personal situation may be different.  For information about how these provisions of the Worker Retiree & Employer Recovery Act of 2008 affect you and your Certificate, contact your personal tax advisor.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Certificates. Various exceptions to this penalty may be available. For example, for individual retirement annuities, the penalty tax does not apply to a payment from your IRA Certificate:

*	received after you reach age 59-1/2;

*	received after your death or because of your disability (as defined in the tax law); or

*
made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary (as defined in the tax law).

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Code Sections 401 and 403, the exception above for substantially equal periodic payments applies only if you (the owner) have separated from service. In addition, the penalty tax does not apply to certain distributions used for qualified first-time home purchases, for higher education expenses, for certain medical expenses or for payment of health insurance premiums made by unemployed individuals. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult with and must rely upon your own tax adviser. Other exceptions may apply.

QUALIFIED PLAN TYPES

We may issue Qualified Certificates for the following types of Qualified Plans. Employers and individuals intending to use the Certificate in connection with these plans should consult with and must rely upon their own tax adviser.

INDIVIDUAL RETIREMENT ANNUITIES

The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." IRAs limit the amount contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of Qualified Plans may be "rolled over" on a tax-deferred basis into an IRA. A Certificate may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS)

The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs.

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Woodmen Variable Annuity Account

SIMPLE IRAs

The Code permits certain small employers to establish a Savings Incentive Match Plan for Employees of Small Employers or "SIMPLE" IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence.

ROTH IRAs

Section 408A of the Code permits eligible individuals to contribute to an IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as other IRAs, but differ from other IRAs in certain respects, including: * Roth IRA contributions are never deductible;

*	"qualified distributions" from a Roth IRA are excludible from income;

*	mandatory distribution rules do not apply before death;

*	a rollover to a Roth IRA must be a "qualified rollover contribution;"

*	under the Code, special eligibility requirements apply; and

*	contributions to a Roth IRA can be made after the owner has reached age 70-1/2.

A “qualified rollover contribution” can be made from:

*	a non-Roth IRA;

*	a “designated Roth account” maintained under a Qualified Plan; or

*	certain Qualified Plans of eligible individuals.

All or part of a traditional IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. You must be eligible for a qualified rollover contribution to convert a traditional IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a conversion in a taxable year from a non-Roth IRA to a Roth IRA.

Any "qualified distribution," as defined in Section 408A of the Code, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after the Certificate has been held in a Roth IRA for five (5) years if the distribution is made:

*	on or after you reach age 59-1/2, or

*	o a beneficiary after your death, or

*	because of your disability or

*	to a first-time homebuyer who meets certain requirements.

SECTION 403(b) ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational and scientific organizations to have their employers purchase annuity Certificates for them and, subject to certain limitations, to exclude the amount of purchase payments from taxable gross income. These annuity Certificates are commonly referred to as "tax-sheltered annuities" (“TSAs”) or “Section 403(b) contracts.”  Prior to January 1, 2009, you could purchase a Certificate with a special endorsement for use as a Section 403(b) annuity contract.  Effective January 1, 2009, Woodmen will no longer issue TSA Certificates.  In addition, as of May 31, 2009, Woodmen will not accept any additional contributions into existing Section 403(b) Contracts held under an employer’s TSA Plan.

After May 31, 2009, we will continue to administer existing TSA Certificates held under an employer’s TSA Plan in accordance with the requirements of Section 403(b).  To the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to exchange their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, for other Section 402(b) contracts held under the TSA Plan which are issued by vendors eligible to receive contributions under the TSA Plan.  In addition, to the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to rollover their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, to any eligible retirement plan, such as a traditional IRA (or, if you qualify, a Roth IRA).  Woodmen will share information with your employer regarding the TSA Certificates held under the TSA Plan.

Tax-sheltered annuity Certificates must contain restrictions on distributions attributable to:

*	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

*	earnings on those contributions; and

*	earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

Amounts described in the prior paragraph can be distributed only:

*	if you have reached age 59 ½,

*	if you have had a severance from employment,

*	if you have died or become disabled (within the meaning of the tax law), or

*	if the distribution is a qualified reservist distribution under section 72(t)(2)(G) of the Code.

Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship.

Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the value of the Certificate to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

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Woodmen Variable Annuity Account

You should note that new income tax regulations impose a written plan requirement and an information sharing requirement on Section 403(b) contracts as of January 1, 2009, subject to certain exceptions. In particular, a rollover to a section 403(b) contract from an eligible retirement plan, a transfer to a Section 403(b) plan from another Section 403(b) plan, and the exchange of a Section 403(b) contract for another Section 403(b) contract under the same Section 403(b) plan must be permitted under the Section 403(b) plan pursuant to which the contract is maintained. In addition, the issuer of the Section 403(b) contract and the employer maintaining the Section 403(b) plan must agree to provide each other, from time to time, with information necessary for the Section 403(b) contract, or any other contract to which contributions have been made by the employer to satisfy section 403(b) and other tax requirements.  Failure to satisfy these requirements could result in adverse tax consequences to the owner of the Section 403(b) Contract, including current taxation of amounts that would otherwise be tax deferred.

Before making a rollover, transfer or exchange from a Section 403(b) Contract, you should consult your tax advisor about the tax consequences to you.

These new requirements apply to a Certificate received in an exchange that occurs after September 24, 2007, although such a Certificate need not satisfy these requirements until January 1, 2009 (the general effective date of the new regulations). Hence, if a rollover, transfer, or exchange into a section 403(b) contract is made after September 24, 2007 and before January 1, 2009, and the written plan and information sharing requirements are not satisfied by the latter date, the contract will fail to qualify as a section 403(b) contract as of January 1, 2009. In that event, there may be adverse tax consequences to the contract owner, including current taxation of amounts that would otherwise be tax deferred. We will not accept a rollover, transfer, or exchange into a section 403(b) Certificate

If you wish to make a rollover, transfer, or exchange from your section 403(b) Certificate with us to another section 403(b) contract, you should consider whether the other contract qualifies as a section 403(b) contract as of January 1, 2009. Before making a rollover, transfer, or exchange to another section 403(b) contract, you should consult your tax advisor about the tax consequences to you in the event that the written plan and information sharing requirements are not satisfied as of January 1, 2009.

CORPORATE & SELF-EMPLOYED PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. Self-employed individuals may also establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of a Certificate in order to provide benefits under the plans.

ROLLOVER DISTRIBUTIONS

If a Certificate is used with a retirement plan that is qualified under Sections 401(a), 403(a) or 403(b) of the Code, any "eligible rollover distribution" from the Certificate will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

*	minimum distributions required under Section 401(a)(9) of the Code;

*	distributions made as a result of hardship (as defined in the tax law); and

*	certain distributions for life, life expectancy, or for ten (10) years or more that are part of a "series of substantially equal periodic payments."

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from a Certificate, as discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to an eligible retirement plan. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. government a part of the taxable portion of each distribution unless the payee notifies us before distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non- periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is currently 10%. The current federal withholding rate for eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Certificate owner (or other applicable taxpayer) remains liable for payment of federal income tax on Certificate distributions.

OTHER INFORMATION

RIGHTS RESERVED BY WOODMEN OF THE WORLD AND/OR OMAHA WOODMEN LIFE INSURANCE SOCIETY

We reserve the right to make certain changes when such changes would serve your interests or if it would carry out the purposes of your Certificate. We can only make these changes when permitted by law and we will also obtain all required approvals. Some examples of such changes are:

*	to operate the variable account in any form allowed under the 1940 Act or in any other form allowed by law;

*	add, delete, combine or modify subaccounts in the variable account;

*	restrict or otherwise eliminate any voting rights of Certificate owners or other persons who have voting rights as to the variable account;

*	add, delete or substitute, for the fund shares held in any subaccount, the shares of another fund or any other investment allowed by law; and

*	make any amendments to the Certificates necessary to comply with the provisions of the Code or any other applicable federal or state law.

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Woodmen Variable Annuity Account

DISTRIBUTION ARRANGEMENTS

Woodmen Financial Services, Inc., a Nebraska corporation, is the principal underwriter of your Certificates. It is our wholly owned, indirect subsidiary and its offices are located at 1700 Farnam Street, Omaha, NE 68102. Woodmen Financial Services, Inc. is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA") and a broker-dealer registered with the SEC under the Securities Exchange Act of 1934.

Woodmen Financial Services, Inc.'s registered representatives must also be licensed by state insurance departments to sell the Certificates. We may permit selling agreements with other broker-dealer firms to sell the Certificates. In addition, we may retain other firms to serve as principal underwriter of the Certificates. Certificates may not be available in all states.

Woodmen Financial Services, Inc. uses us as its paying agent to pay its representatives commissions and other distribution compensation on the sale of Certificates. This will not result in any charge to you in addition to the charges already described in this prospectus. We will pay representatives a commission of not more than 5% of the premiums paid on the Certificates. In addition to direct compensation, representatives may be eligible to receive other benefits based on the amount of earned commissions. These benefits may include such things as health care and pension/retirement programs as well as sales-related programs such as office allowances. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the owners or the variable account.

EFFECT OF STATE LAWS

Certain provisions of the Certificate may vary from state to state in order to conform with applicable state law. This prospectus describes generally applicable provisions. You should refer to your Certificate for any variations required by state law.

LEGAL PROCEEDINGS

Like other insurers, we are involved in various lawsuits and contingencies that have arisen from the normal conduct of business including claims which appear to be similar to claims asserted in class actions brought against many other life insurers and fraternals. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or the account. There are no lawsuits threatened or pending against the account.

FINANCIAL STATEMENTS

The audited statutory-basis statements of admitted assets, liabilities and surplus of Woodmen of the World Life Insurance Society/Omaha Woodmen Life Insurance Society as of December 31, 2007 and 2008, and the related statutory-basis statements of operations, surplus and cash flow for each of the three (3) years in the period ended December 31, 2008, as well as the related Reports of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

The statutory-basis financial statements of the Woodmen should be considered only as bearing on the Woodmen's ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account. Financial information for the year ended December 31, 2008 and for the period from the account's inception (July 1, 2003) through December 31, 2003 is contained in the Statement of Additional Information. This Statement of Additional Information, dated May 1, 2009, contains further information about the Woodmen Variable Annuity Account and has been filed with the Securities and Exchange Commission.

The Woodmen Variable Annuity's Fund's Statement of Additional Information, and certain other information can be reviewed and copied at the SEC's Public Reference Room. Information about the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of Fund documents may be obtained, after paying a duplication fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request to publicinfo@sec.gov.

These documents and other information about the Fund are also available without charge at the SEC's website: www.sec.gov. (File 811-21254)

STATEMENT OF ADDITIONAL INFORMATION

SAI- 1	General Information
SAI- 2	Regulation and Reserves
SAI- 2	Principal Underwriter
SAI- 3	Subaccounts
SAI- 4	Performance Information
SAI- 7	Legal and Accounting
F-1	Financial Statements of the Woodmen Variable Annuity Account
F-29	Financial Statements of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

---------------------------------------------------------------------------------------------------------------------------------------
ORDER FORM

Please send me a copy of the most recent statement of additional information (SAI) for the Individual Flexible Premium Deferred Variable Annuity Certificate.
Variable Annuity Certificate.

(Date)

(Name)

(Street Address)

(City)	(State)	(Zip Code)

Send to Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102. You may also make your request by calling toll-free at 1-877-664-3332.

Prospectus 47

Woodmen Variable Annuity Account
Appendix

Condensed Financial Information

The Account commenced operations on July 1, 2003; however, initial premiums were received by the Subaccounts at various later times. The information presented below reflects the accumulation unit information for the Subaccounts period ended December 31, 2003 and for the years ended December 31, 2004, December 31, 2005, December 31, 2006, December 31, 2007 and December 31, 2008 and for the period from May 1, 2004 through December 31, 2004 and for the years ended December 31, 2005, December 31, 2006, December 31, 2007 and December 31, 2008 for the two PIMCO Subaccounts. You should read this information along with the separate account's and Woodmen of the World's financial statements and notes that are included in the SAI.

The unit value of any Subaccount of the separate account will not generally be the same as the net asset value per share of the corresponding underlying Fund in which that Subaccount invests. A reason for this deviation is that each unit value consists of the underlying Fund's net asset value minus charges to the separate account. In addition, dividends declared by the underlying Fund are reinvested by the Subaccount in additional shares of that Fund. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in a Subaccount or the separate account does not change as a result of such distributions.

	Unit Value 7/1/2003 (Inception)	Unit Value 12/31/2003	Unit Value 12/31/2004	Unit Value 12/31/2005	Unit Value 12/31/2006	Unit Value 12/31/2007	Unit Value 12/31/2008	Number of Units 12/31/2003	Number of Units 12/31/2004	Number of Units 12/31/2005	Number of Units 12/31/2006	Number of Units 12/31/2007	Number of Units 12/31/2008
Fidelity® VIP Contrafund® Portfolio, Service Class	$10.00	$11.64	$13.26	$15.31	$16.87	$19.57	$11.09	31, 167	127,462	261,402	525,965	794,338	804,527
Fidelity® Equity Income Portfolio, Service Class	10.00	11.69	12.86	13.43	15.93	15.96	9.03	33,048	132,431	203,309	302,408	467,215	453,894
Fidelity® VIP Growth Portfolio, Service Class	10.00	11.63	11.86	12.38	13.05	16.35	8.52	10,448	49,268	67,168	98,728	166,778	184,965
Fidelity® VIP Growth and Income Portfolio, Service Class	10.00	10.93	11.42	12.13	13.53	14.97	8.61	19,075	85,260	101,520	187,674	306,024	335,329
Fidelity® VIP Money Market Portfolio, Service Class	1.00	1.00	1.00	1.01	1.05	1.09	1.11	242,867	364,854	1,474,718	2,341,730	3,009,762	3,062,306
Fidelity® VIP Overseas Portfolio, Service Class	10.00	12.90	14.46	16.99	19.79	22.91	12.70	4,042	24,958	61,637	172,623	292,632	331,003
Summit S&P 500 Index Portfolio	10.00	11.41	12.44	12.84	14.63	15.19	9.44	15,311	51,626	84,179	138,275	232,477	243,870
Summit S&P MidCap 400 Index Portfolio	10.00	11.95	13.66	15.10	16.36	17.35	10.86	4,838	55,193	100,712	211,171	340,969	345,812
Summit Russell 2000 Small Cap Index Portfolio	10.00	12.34	14.34	14.73	17.11	16.52	10.78	7,007	58,113	109,148	187,961	278,531	248,456
Summit Nasdaq 100 Index Portfolio	10.00	12.10	13.15	13.16	13.86	16.22	9.31	4,397	19,906	30,006	32,820	59,388	70,049
Summit EAFE International Index Portfolio	10.00	12.29	14.32	15.93	19.75	21.47	12.15	1,071	6,985	26,223	69,467	215,475	233,243
Summit Barclays Aggregate Bond Index Portfolio	10.00	9.86	10.09	10.12	10.36	10.99	11.56	25,090	70,092	60,842	78,547	99,565	118,602
		Unit Value 5/1/04 (Inception)
PIMCO Real Return Portfolio	NA	10.00	10.78	10.87	10.82	11.82	10.85	NA	33,650	90,613	134,969	194,596	351,812
PIMCO Low Duration Portfolio	NA	10.00	10.08	10.06	10.33	10.96	10.77	NA	20,617	23,563	38,990	62,501	82,451

Prospectus 49

[Woodmen of the World Logo]

Woodmen of the World Life Insurance Society
Home Office: Omaha, Nebraska
1-800-225-3108
www.woodmen.org

An Equal Opportunity Organization

Woodmen Financial Services, Inc. is the distributor of the Woodmen Variable Annuity and is a wholly owned, indirect subsidiary of: Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society 1700 Farnam Street, Omaha, NE 68102.

STATEMENT OF ADDITIONAL INFORMATION

Dated: May 1, 2009

Offered By: Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102

This Statement of Additional Information (SAI) is not a prospectus, but should be read in conjunction with the prospectus dated May 1, 2009, for Woodmen Variable Annuity Account (the separate account) describing an Individual Flexible Premium Deferred Variable Annuity Certificate (certificate) that Woodmen of the World and/or Omaha Woodmen Life Insurance Society is offering to persons eligible for membership in the Society. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus. A copy of the prospectus may be obtained at no charge by writing Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102 or by calling (877) 664-3332.

General Information	SAI-1

Regulation and Reserves	SAI-2

Principal Underwriter	SAI-2

Subaccounts	SAI-3

Performance Information	SAI-4

Legal and Accounting	SAI-7

Financial Statements of the Woodmen Variable Annuity Account	F-1

Financial Statements of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society	F-29

GENERAL INFORMATION

Woodmen of the World and/or Omaha Woodmen Life Insurance Society (Woodmen) is a fraternal benefit society organized under Internal Revenue Code section 501(c)(8) and established under the laws of the State of Nebraska. Woodmen is a non-profit, non-stock, membership organization licensed to do business in all states. Membership in Woodmen is open to all that share its values and members are joined together for insurance, education, and patriotic and volunteer opportunities.

SAI-1

REGULATION AND RESERVES

Woodmen is subject to regulation by the Office of the Commissioner of Insurance of the State of Nebraska and by insurance departments of other states and jurisdictions in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards and accounting and financial reporting procedures. Woodmen's operations and accounts are subject to periodic examination by insurance regulatory authorities. The forms of certificates described in the prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which certificates are sold.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the insurance business in a variety of ways. Federal measures that may adversely affect the insurance business include employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the laws that affect the relative desirability of various personal investment vehicles and removal of impediments on the entry of banking institutions into the insurance business. Also, both the executive and legislative branches of the federal government periodically have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this increased regulation will occur or, if so, what the effect on Woodmen would
be.

Pursuant to state insurance laws and regulations, Woodmen is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including holders of these certificates, if Woodmen were to incur claims or expenses at rates significantly higher than expected or experience significant unexpected losses on its investments.

If mandated under applicable law, we may be required to reject a premium. We may also be required to block a certificate owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

PRINCIPAL UNDERWRITER

Woodmen Financial Services, Inc. (WFS), a wholly-owned, indirect subsidiary of Woodmen, serves as the exclusive principal underwriter of the continuously offered certificates pursuant to a Principal Underwriting and Servicing Agreement to which WFS and Woodmen, on behalf of itself and the separate account, are parties. The certificates will be sold through Woodmen representatives who are licensed by state insurance officials to sell the certificates and who are duly licensed registered representatives of WFS. Representatives of other broker-dealer firms with which WFS has executed a selling agreement may also sell the certificates, although currently no such selling agreements are contemplated. In addition, Woodmen may engage other firms to serve as principal underwriters of the certificates but has not yet done so.

SAI-2

For the period from July 1, 2003 (inception) through December 31, 2003, WFS received $95,484 and paid out $88,449 to its registered representatives. For the year 2004, WFS received $365,329 and paid out $322,453 to its registered representatives. For the year 2005, WFS received $444,021.58 and paid out $400,682.87 to its registered representatives. For the year 2006, WFS received $831,990.32 and paid out $759,633.39 to its registered representatives. For the year 2007, WFS received $1,231,074 and paid out $1,137,967 to its registered representatives.  For the year 2008, WFS received $473,730.44 and paid out $439,172.38 to its registered representatives.

SUBACCOUNTS

The following are the funds that will underlie a corresponding subaccount

Fund	Woodmen Variable Annuity Subaccount

Summit Pinnacle Series

Nasdaq-100 Index Portfolio	Nasdaq-100 Index
Russell 2000 Small Cap Index Portfolio	Russell 2000 Small Cap Index
MSEAFE Portfolio	EAFE International Index
S&P MidCap 400 Index Portfolio	S&P MidCap 400 Index
S&P 500 Index Portfolio	S&P 500 Index
Barclays Aggregate Bond Index Portfolio	Barclays Aggregate Bond Index

Fidelity Variable Insurance Products Funds

VIP Equity Income Portfolio Service Class 1	VIP Equity Income
VIP Contrafund-Portfolio Registered Trademark Service	VIP Contrafund
VIP Growth Portfolio Service Class 1	VIP Growth
VIP Growth & Income Portfolio Service Class 1	VIP Growth & Income
VIP Overseas Portfolio Service Class 1	VIP Overseas
VIP Money Market Service Class 1	VIP Money Market

PIMCO Variable Insurance Trust Funds

PIMCO Real Return Fund Administrative Class	Real Return
PIMCO Low Duration Fund Administrative Class	Low Duration

SAI-3

PERFORMANCE INFORMATION

The separate account may, from time to time, advertise information relating to the performance of its subaccounts. The performance information that may be presented is not a prediction or guarantee of future investment performance and does not represent the actual return on amounts invested by any particular owner. There is not yet any performance information for the subaccounts.

Money Market Subaccount - Yield and Effective Yield.

Advertisements for the certificates may include yield and effective yield quotations for the Money Market Subaccount, which are computed in accordance with standard methods prescribed by the SEC. Under these methods, the Money Market Subaccount's yield is calculated based on a hypothetical pre-existing account having a balance of one Money Market Subaccount's unit at the beginning of a specified seven-day period. Yield is computed by dividing the net change, exclusive of capital changes and income other than investment income, in the accumulation unit value during the seven- day period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the accumulation unit value at the beginning of the period to obtain the base period return and multiplying the base period return by the fraction 365/7. The Money Market Subaccount's effective yield is calculated by compounding the base period return (computed as described above) for such period by adding 1 and raising the sum to a power equal to 365/7 and subtracting 1 from the result. Yield and effective yield do not reflect the deduction of certificate, withdrawal or surrender charges. The certificates currently are not subject to charges for state premium taxes.

The 7-day yield and effective 7-day yield for the money market subaccount for the 7 days ended December 31, 2008 were .70 and .71.

Other Subaccounts.

30-Day Yield: Advertisements for the certificates may include 30-day yield quotations for each subaccount other than the Money Market Subaccount, which are computed in accordance with a standard method prescribed by the SEC. These 30-day yield quotations are computed by dividing the dividends and interest per accumulation unit earned during the period (i.e. the net investment income earned by the Fund portfolio attributable to shares owned by the subaccount less expenses incurred during the period) by the maximum offering price per accumulation unit on the last day of the period, according to the following formula that assumes a semi- annual reinvestment of income:

Yield = 2[(((a-b)/cd)+1)6-1]

Where:

a = Net investment income earned during the period by the portfolio attributable to the subaccount.

SAI-4

b = Expenses accrued for the period (net of reimbursements).

c = The average daily number of accumulation units outstanding during the period.

d = The maximum offering price per accumulation unit on the last day of the period.

Standardized and Non-Standardized Average Annual Total Return.

Advertisements for the certificates may also include standardized and non-standardized average annual total return quotations for each subaccount for 1-, 5- and 10-year periods (or the life of the subaccount, if less). Standardized average annual total return quotations are computed in accordance with a standard method prescribed by the SEC. The average annual total return for a subaccount for a specific period is computed by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1 + T)n = ERV

Where:

P  = A hypothetical initial payment of $1,000

T  = Average annual total return

n  = Number of years

ERV - Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion thereof)

The following show the subaccounts' standardized total returns for the time periods indicated after deduction of the surrender charge and the $30 annual fee charged when the variable account value is less than $50,000.

	Total Return for the year ended December 31, 2008	Total Return for the 5 years ended December 31, 2008	Total Return from Inception (July 1, 2003) Annualized
Fidelity VIP Contrafund	-47.38	-12.02	1.41
Fidelity VIP Equity Income	-47.47	-28.91	-2.38
Fidelity VIP Growth and Income	-46.61	-27.52	-3.22
Fidelity Growth Portfolio	-51.62	-32.56	-3.40
Fidelity VIP Overseas Fund	-48.53	-8.87	3.98
Summit EAFE Int’l Portfolio	-47.45	-8.39	3.14
Summit Barclays Aggregate Bond Portfolio	-1.20	9.87	2.20
Summit S&P Midcap 400 Index Portfolio	-41.90	-16.32	1.02
Summit NASDAQ 100 Index Portfolio	-46.72	-29.16	-1.83
Summit Russell 2000 Small Cap Index Portfolio	-39.45	-19.57	0.87
Summit S&P 500 Index Portfolio	-42.31	-23.85	-1.58
			Total Return from Inception (May 1, 2004) Annualized
PIMCO Low Duration	-8.13	NA	0.88
PIMCO Real Return	-14.70	NA	1.03

SAI-5

Non-standardized average annual total returns are calculated in the same manner and for the same time periods as the standardized average annual total returns described immediately above, except that the value of the non-standardized total returns do not reflect the effect of the withdrawal or surrender charges that may be imposed at the end of the period (because it is assumed that the certificate will continue through the end of each period) and the annual certificate Maintenance Charge (because the average certificate size is generally expected to be less than $50,000. If reflected, these charges would reduce the performance results presented.

Cumulative Total Return Advertisements for the certificates may also include cumulative total return quotations for each subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a subaccount for a specified period (hypothetical initial investment). Performance quotations for each subaccount reflect the deduction of all recurring fees and charges applicable to each subaccount, such as the mortality and expense risk charge and certificate maintenance charge, and Fund operating expenses (net of reimbursements), except that yield quotations and non-standardized average annual total return calculations do not reflect any deduction for withdrawal or surrender charges. The certificates are not currently subject to a charge for state premium taxes. Cumulative total return is calculated by finding the cumulative rates of return of the Hypothetical Initial Investment over various periods, according to the following formula and then expressing that as a percentage:

SAI-6

C = (ERV/P) = 1.

Where:

C = Cumulative total return

ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period

P= A hypothetical initial payment of $1,000

Performance Comparisons

The performance of each of the subaccounts may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds or series of mutual funds, with investment objectives similar to each of the portfolios in which the subaccounts invest. Such comparisons may be made by use of independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis, ranking such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but excluding sales charges, redemption fees or certain expense deductions at the separate account level. Some rankings are based on total returns adjusted for withdrawal or surrender charges or may consider the effects of market risk on total return performance.

Companies providing rankings that may be used in advertisements and sales literature include Lipper Analytical Services, Inc., Morningstar, Inc. and the Variable Annuity Research and Data Service. In addition, each subaccount's performance may be compared in advertisements and sales literature to various benchmarks including but not limited to various Standard & Poor's indexes and Barra growth and value subdivisions thereof, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, Russell Indexes and growth and value subdivisions thereof, Merrill Lynch High Yield Master Index, the Wilshire Small Cap Index and the Lehman Brothers Aggregate Bond Index.

The portfolios may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made in tax-deferred retirement plans and may illustrate in graph or chart form or otherwise, the benefit of dollar cost averaging by comparing investments made pursuant to a systematic investment plan.

The portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of a certificate owner.

LEGAL AND ACCOUNTING

All matters relating to Nebraska law pertaining to the certificates, including the validity of the certificates and our authority to issue the certificates, have been passed upon by Lynn Espeland, Esquire.

SAI-7

The Society's statutory-basis financial statements and schedules for 2008 have been audited by Ernst & Young LLP, Suite 3000, 801 Grand Avenue, Des Moines, IA 50309-2764. Ernst & Young LLP also audited the financial statements for the Separate Account for the year ended December 31, 2008.

SAI-8

Financial Statements Woodmen Variable Annuity Account Year Ended December 31, 2008 With Report of Independent Registered Public Accounting Firm

Woodmen Variable Annuity Account

Financial Statements

Year Ended December 31, 2008

[Ernst & Young LLP Letterhead]

Report of Independent Registered Public Accounting Firm

The Board of Directors
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Certificate Holders of Woodmen Variable Annuity Account

We have audited the accompanying statements of assets and liabilities of each of the respective subaccounts of the Woodmen Variable Annuity Account (the Account), a separate account comprised of the NASDAQ 100 Index, EAFE International Index, Barclays Aggregate Bond Index (formerly Lehman Brothers Bond Index), S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap Index, Contrafund, Equity-Income, Growth, Growth & Income, Overseas, Money Market, Low Duration, and Real Return Subaccounts, as of December 31, 2008, and the related statements of operations for the year ended, and changes in net assets for the years ended December 31, 2008 and 2007. These financial statements are the responsibility of the management of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of the Woodmen Variable Annuity Account at December 31, 2008, and the results of their operations for the year ended, and the changes in their net assets for the years ended December 31, 2008 and 2007, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Des Moines, Iowa
April 15, 2009

Woodmen Variable Annuity Account

Statements of Assets and Liabilities

December 31, 2008

		EAFE
	NASDAQ	International
	100 Index	Index
	Subaccount	Subaccount
Assets
Investments in shares of mutual funds,	$651,995	$2,834,751
Level 1 quoted prices at net asset value
Liabilities	–	–
Net assets	$651,995	$2,834,751

Net assets
Accumulation units	$651,995	$2,834,751
Total net assets	$651,995	$2,834,751

Investments in shares of mutual funds, at cost	$990,469	$4,873,328
Shares of mutual fund owned	39,205.957	50,137.096

Accumulation units outstanding	70,048.675	233,242.516
Accumulation unit value	$9.31	$12.15

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2008

Barclays
Aggregate Bond	S&P 500	S&P MidCap	Russell 2000 Index
Index	Index	400 Index	Small Cap	Contrafund
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

$1,371,585	$2,301,623	$3,755,299	$2,677,374	$8,924,710

–	–	–	–	–
$1,371,585	$2,301,623	$3,755,299	$2,677,374	$8,924,710

$1,371,585	$2,301,623	$3,755,299	$2,677,374	$8,924,710
$1,371,585	$2,301,623	$3,755,299	$2,677,374	$8,924,710

$1,323,216	$3,546,452	$6,206,710	$4,453,437	$17,364,208
26,804.469	39,384.384	92,975.956	66,255.243	582,172.859

118,602.041	243,869.975	345,811.886	248,455.709	804,527.381
$11.56	$9.44	$10.86	$10.78	$11.09

Woodmen Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2008

	Equity-
	Income	Growth
	Subaccount	Subaccount
Assets
Investments in shares of mutual funds,	$4,097,932	$1,576,163
Level 1 quoted prices at net asset value
Liabilities	–	–
Net assets	$4,097,932	$1,576,163

Net assets
Accumulation units	$4,097,932	$1,576,163
Total net assets	$4,097,932	$1,576,163

Investments in shares of mutual funds, at cost	$7,804,785	$2,596,845
Shares of mutual fund owned	311,866.943	67,156.504

Accumulation units outstanding	453,894.054	184,965.325
Accumulation unit value	$9.03	$8.52

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2008

Growth &			Low
Income	Overseas	Money Market	Duration	Real Return
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

$2,886,117	$4,203,993	$3,384,460	$888,308	$3,816,736

–	–	–	–	–
$2,886,117	$4,203,993	$3,384,460	$888,308	$3,816,736

$2,886,117	$4,203,993	$3,384,460	$888,308	$3,816,736
$2,886,117	$4,203,993	$3,384,460	$888,308	$3,816,736

$4,947,870	$7,508,842	$3,384,460	$926,020	$4,172,958
330,597.554	346,864.146	3,384,460.110	91,767.373	338,964.113

335,328.528	331,002.673	3,062,305.565	82,451.174	351,811.968
$8.61	$12.70	$1.11	$10.77	$10.85

Woodmen Variable Annuity Account

Statements of Operations

Year Ended December 31, 2008

		EAFE
	NASDAQ	International
	100 Index	Index
	Subaccount	Subaccount
Income:
Dividends	$441	$132,862
Expenses:
Mortality and expense risk	(11,513)	(49,759)
Net investment income (loss)	(11,072)	83,103

Realized gain (loss) on sales of fund shares	20,690	(56,285)
Capital gain distributions	–	83,546

Change in unrealized appreciation/depreciation of investments	(478,571)	(2,265,367)
Net increase (decrease) in net assets from operations	$(468,953)	$(2,155,003)

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2008

Barclays			Russell 2000
Aggregate Bond	S&P 500	S&P MidCap	Small Cap
Index	Index	400 Index	Index	Contrafund
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

$57,952	$98,223	$112,129	$74,294	$116,194

(15,858)	(38,768)	(66,234)	(46,805)	(161,302)
42,094	59,455	45,895	27,489	(45,108)

(601)	(10,009)	(67,322)	(81,252)	(458,845)
–	40,022	421,974	245,594	369,514

21,779	(1,505,898)	(2,672,574)	(1,677,613)	(6,767,989)
$63,272	$(1,416,430)	$(2,272,027)	$(1,485,782)	$(6,902,428)

Woodmen Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2008

	Equity-
	Income	Growth
	Subaccount	Subaccount
Income:
Dividends	$145,184	$17,744
Expenses:
Mortality and expense risk	(76,032)	(30,645)
Net investment income (loss)	69,152	(12,901)

Realized gain (loss) on sales of fund shares	(221,214)	29,322
Capital gain distributions	6,358	–

Change in unrealized appreciation/depreciation of investments	(3,081,510)	(1,496,660)
Net increase (decrease) in net assets from operations	$(3,227,214)	$(1,480,239)

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2008

Growth &			Low
Income	Overseas	Money Market	Duration	Real Return
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

$47,200	$158,218	$94,466	$32,929	$113,447

(51,193)	(72,863)	(41,353)	(10,056)	(40,541)
(3,993)	85,355	53,113	22,873	72,906

(58,953)	(46,383)	(49)	(1,433)	(16,215)
419,129	676,766	–	14,568	5,900

(2,481,448)	(3,976,732)	–	(52,459)	(407,704)
$(2,125,265)	$(3,260,994)	$53,064	$(16,451)	$(345,113)

Woodmen Variable Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2007

	NASDAQ
	100 Index
	Subaccount
	2008	2007
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(11,072)	$(2,094)
Net realized gain (loss) on investments	20,690	12,137
Change in unrealized appreciation/depreciation of investments	(478,571)	84,300
Net increase (decrease) in net assets from operations	(468,953)	94,343

Certificate transactions:
Certificate deposits	51,371	56,747
Certificate surrenders and death benefits	(53,282)	(52,909)
Transfers between subaccounts, including fixed interest
account	162,109	411,251
Administrative charges	(1,044)	(651)
Net increase (decrease) in net assets from certificate transactions	159,154	414,438
Contributions from/to Society to reimburse certificate owner/Society for processing error	(1,536)	(391)
Total increase (decrease) in net assets	(311,335)	508,390
Net assets at beginning of year	963,330	454,940
Net assets at end of year	$651,995	$963,330

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

EAFE International		Barclays
Index		Aggregate Bond		S&P 500
Subaccount		Index Subaccount		Index Subaccount
2008	2007	2008	2007	2008	2007

$83,103	$(12,422)	$42,094	$29,998	$59,455	$(3,274)
27,261	90,915	(601)	(4,404)	30,013	57,239

(2,265,367)	98,265	21,779	34,152	(1,505,898)	15,128
(2,155,003)	176,758	63,272	59,746	(1,416,430)	69,093

180,438	389,647	82,695	66,728	70,574	270,752
(215,288)	(117,744)	(106,509)	(167,595)	(163,183)	(172,298)

401,504	2,808,315	239,040	322,384	283,711	1,343,577
(3,792)	(1,743)	(1,045)	(609)	(2,874)	(1,983)
362,862	3,078,475	214,181	220,908	188,228	1,440,048

352	(574)	13	(144)	(1,557)	(710)
(1,791,789)	3,254,659	277,466	280,510	(1,229,759)	1,508,431
4,626,540	1,371,881	1,094,119	813,609	3,531,382	2,022,951
$2,834,751	$4,626,540	$1,371,585	$1,094,119	$2,301,623	$3,531,382

Woodmen Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

	S&P MidCap
	400 Index
	Subaccount
	2008	2007
Increase (decrease) in net assets from operations:
Net investment income (loss)	$45,895	$(25,712)
Net realized gain (loss) on investments	354,652	220,658
Change in unrealized appreciation/depreciation of investments	(2,672,574)	(26,833)
Net increase (decrease) in net assets from operations	(2,272,027)	168,113

Certificate transactions:
Certificate deposits	177,784	275,946
Certificate surrenders and death benefits	(331,254)	(212,758)
Transfers between subaccounts, including fixed interest account	267,949	2,233,584
Administrative charges	(5,040)	(3,257)
Net increase (decrease) in net assets from certificate transactions	109,439	2,293,515
Contributions from/to Society to reimburse certificate owner/Society for processing error	979	(372)
Total increase (decrease) in net assets	(2,161,609)	2,461,256
Net assets at beginning of year	5,916,908	3,455,652
Net assets at end of year	$3,755,299	$5,916,908

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

Russell 2000				Equity-
Small Cap Index		Contrafund		Income
Subaccount		Subaccount		Subaccount
2008	2007	2008	2007	2008	2007

$27,489	$(30,941)	$(45,108)	$(28,996)	$69,152	$50,063
164,342	319,011	(89,331)	3,848,865	(214,856)	706,695

(1,677,613)	(494,542)	(6,767,989)	(2,039,417)	(3,081,510)	(854,607)
(1,485,782)	(206,472)	(6,902,428)	1,780,452	(3,227,214)	(97,849)

163,954	277,932	500,014	958,184	164,596	499,956
(366,723)	(178,554)	(1,268,281)	(956,025)	(580,237)	(637,607)

(234,761)	1,496,941	1,057,566	4,903,921	289,733	2,877,299
(3,919)	(2,987)	(14,375)	(9,880)	(5,948)	(4,160)
(441,449)	1,593,332	274,924	4,896,200	(131,856)	2,735,488

2,225	(282)	3,668	(290)	2,027	(669)
(1,925,006)	1,386,578	(6,623,836)	6,676,362	(3,357,043)	2,636,970
4,602,380	3,215,802	15,548,546	8,872,184	7,454,975	4,818,005
$2,677,374	$4,602,380	$8,924,710	$15,548,546	$4,097,932	$7,454,975

Woodmen Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

	Growth
	Subaccount
	2008	2007
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(12,901)	$(12,608)
Net realized gain (loss) on investments	29,322	38,561
Change in unrealized appreciation/depreciation of investments	(1,496,660)	357,873
Net increase (decrease) in net assets from operations	(1,480,239)	383,826

Certificate transactions:
Certificate deposits	160,208	128,807
Certificate surrenders and death benefits	(163,538)	(112,545)
Transfers between subaccounts, including fixed interest account	336,053	1,038,211
Administrative charges	(2,751)	(1,660)
Net increase (decrease) in net assets from certificate transactions	329,972	1,052,813
Contributions from/to Society to reimburse certificate owner/Society for processing error	(891)	2,042
Total increase (decrease) in net assets	(1,151,158)	1,438,681
Net assets at beginning of year	2,727,321	1,288,640
Net assets at end of year	$1,576,163	$2,727,321

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

Growth & Income
Subaccount		Overseas Subaccount		Money Market Subaccount
2008	2007	2008	2007	2008	2007

$(3,993)	$15,502	$85,355	$104,033	$53,113	$106,970
360,176	172,936	630,383	331,351	(49)	(131)

(2,481,448)	128,673	(3,976,732)	236,210	–	–
(2,125,265)	317,111	(3,260,994)	671,594	53,064	106,839

165,485	416,565	280,420	411,728	9,755,306	25,357,410
(281,493)	(222,209)	(425,928)	(342,596)	(309,577)	(274,403)

551,427	1,531,931	912,460	2,549,403	(9,385,924)	(24,369,014)
(3,834)	(2,532)	(6,510)	(3,876)	(1,204)	(412)
431,585	1,723,755	760,442	2,614,659	58,601	713,581

(859)	(78)	176	1,175	1	(1,139)
(1,694,539)	2,040,788	(2,500,376)	3,287,428	111,666	819,281
4,580,656	2,539,868	6,704,369	3,416,941	3,272,794	2,453,513
$2,886,117	$4,580,656	$4,203,993	$6,704,369	$3,384,460	$3,272,794

Woodmen Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2008 and 2007

	Low Duration		Real Return
	Subaccount		Subaccount
	2008	2007	2008	2007
Increase (decrease) in net assets from operations:
Net investment income (loss)	$22,873	$18,849	$72,906	$59,478
Net realized gain (loss) on investments	13,135	(3,168)	(10,315)	(21,531)
Change in unrealized appreciation/depreciation of investments	(52,459)	18,440	(407,704)	139,316
Net increase (decrease) in net assets from operations	(16,451)	34,121	(345,113)	$177,263

Certificate transactions:
Certificate deposits	20,925	30,543	157,982	92,845
Certificate surrenders and death benefits	(69,977)	(29,632)	(200,132)	(83,446)
Transfers between subaccounts, including fixed interest account	269,703	246,995	1,908,943	654,148
Administrative charges	(402)	(222)	(2,217)	(1,187)
Net increase (decrease) in net assets from certificate transactions	220,249	247,684	1,864,576	662,360

Contributions from/to Society to reimburse certificate owner/Society for processing error	(184)	11	(2,136)	7
Total increase (decrease) in net assets	203,614	281,816	1,517,327	839,630
Net assets at beginning of year	684,694	402,878	2,299,409	1,459,779
Net assets at end of year	$888,308	$684,694	$3,816,736	$2,299,409

See accompanying notes.

Woodmen Variable Annuity Account

Notes to Financial Statements

December 31, 2008
1. Organization and Significant Accounting Policies

Organization

Woodmen Variable Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (the Society) and exists in accordance with the rules and regulations of the Insurance Department of the State of Nebraska. The Account is a funding vehicle for individual flexible premium deferred variable annuity certificates issued by the Society.

At the direction of eligible certificate owners, the Account invests in 14 investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of

Summit Pinnacle Series:
NASDAQ 100 Index	NASDAQ 100 Index Portfolio
EAFE International Index	EAFE International Index Portfolio
Barclays Aggregate Bond Index (formerly Lehman Aggregate Bond Index)	Barclays Aggregate Bond Index Portfolio (formerly Lehman Aggregate Bond Index Portfolio)
S&P 500 Index	S&P 500 Index Portfolio
S&P MidCap 400 Index	S&P MidCap 400 Index Portfolio
Russell 2000 Small Cap Index	Russell 2000 Small Cap Index Portfolio

Fidelity Variable Insurance Products Funds:
Contrafund	VIP Contrafund-Portfolio® Service Class 1
Equity-Income	VIP Equity-Income Portfolio Service Class 1
Growth	VIP Growth Portfolio Service Class 1
Growth & Income	VIP Growth & Income Portfolio Service Class 1
Overseas	VIP Overseas Portfolio Service Class 1
Money Market	VIP Money Market Service Class 1

PIMCO Variable Insurance Trust/Administrative Class:
Low Duration	Low Duration Portfolio
Real Return	Real Return Portfolio

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Society’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity certificates is not chargeable with liabilities arising out of any other business the Society may conduct.

Accounting Policy

Effective January 1, 2008 the Woodmen Variable Annuity Account adopted Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.  The adoption did not have a material impact on the Woodmen Variable Annuity Account's Financial Statements. See Note 7 to the Financial Statements for additional disclosure.

Investments

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the fund. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Certificates in Annuitization Period

Net assets allocated to contracts in the annuitization period (None at December 31, 2008) are computed according to the Annuity 2000 Mortality Table, with an assumed investment return of 3%. The mortality risk is fully borne by the Society and may result in additional amounts being transferred into the Account by the Society to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Society.

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. Expense Charges

The Account reimburses the Society for certain mortality and other risks assumed by the Society. The Society deducts a daily mortality and expense risk charge from the Account at an effective annual rate of up to 1.40% (1.25% in 2008 and 2007) of the average daily net asset value of the Account. These charges are assessed in return for the Society’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with certificates issued.

The Account also pays the Society certain amounts relating to the distribution and administration of the certificates funded by the Account. The following summarizes those amounts:

Administrative charge: Prior to the annuity payment period, the Society will deduct an annual administrative charge, which is currently $30 ($45 maximum charge) to reimburse it for administrative expenses related to the certificate. The administrative charge applies to certificates with net assets less than $50,000 in the variable subaccounts as of assessment day.

Surrender charge: A surrender charge is imposed in the event of a full or partial surrender during the first seven certificate years. A certificate owner may annually surrender a maximum of 10% of the cash value without incurring a surrender charge. The amount charged ranges, based on the annuitant’s issue age, from 5% to 7% of the amount surrendered during the first certificate year and declines by 1% in each of the next six certificate years. No surrender charge is deducted if the partial surrender or surrender occurs after seven full certificate years.

Transfer charge: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one certificate year.

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

3. Federal Income Taxes

The Society is a tax-exempt fraternal benefit society under the provisions of the Internal Revenue Code (the IRC). Under the current provisions of the IRC, the Society does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Society will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the certificates.

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows for the year ended December 31, 2008:

Subaccount	Cost of Purchases	Proceeds From Sales

NASDAQ 100 Index	$318,788	$172,682
EAFE International Index	977,351	664,014
Barclays Aggregate Bond Index	432,430	234,095
S&P 500 Index	633,798	485,895
S&P MidCap 400 Index	730,961	686,777
Russell 2000 Small Cap Index	338,304	824,333
Contrafund	1,724,108	1,606,817
Equity-Income	681,798	887,659
Growth	675,899	377,462
Growth & Income	875,523	495,989
Overseas	1,213,397	525,642
Money Market	7,347,254	7,330,005
Low Duration	358,830	148,821
Real Return	2,069,230	247,331

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

5. Summary of Changes From Unit Transactions

Transactions in units of each subaccount were as follows for the years ended December 31, 2008 and 2007:

	2008		2007
Subaccount	Purchased	Redeemed	Purchased	Redeemed

NASDAQ 100 Index	24,949	14,288	31,660	5,092
EAFE International Index	67,040	49,273	167,885	21,877
Barclays Aggregate Bond Index	45,305	26,268	47,645	26,627
S&P 500 Index	56,967	45,574	114,308	20,106
S&P MidCap 400 Index	63,610	58,767	157,517	27,719
Russell 2000 Small Cap Index	38,146	68,221	119,746	29,176
Contrafund	178,165	167,975	347,478	79,105
Equity-Income	74,644	87,965	222,153	57,346
Growth	60,487	42,300	87,319	19,269
Growth & Income	90,683	61,379	148,256	29,906
Overseas	95,241	56,871	144,672	24,663
Money Market	11,034,133	10,981,589	27,014,916	26,346,884
Low Duration	35,705	15,755	34,549	11,038
Real Return	198,447	41,230	96,607	36,980

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights

The following summarizes units outstanding, unit values, and net assets at the five-year period ending December 31, 2008, and investment income ratios, ratios of expenses to average net assets, and total return ratios for the years ended December 31, 2008, 2007, 2006, 2005, and 2004, as follows:

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)

NASDAQ 100 Index
2008	70,049	$9.31	$651,995	0.05%	1.25%	-42.60%
2007	59,388	16.22	963,330	0.93	1.25	17.03
2006	32,820	13.86	454,940	0.12	1.25	5.32
2005	30,006	13.16	394,835	–	1.25	0.08
2004	19,906	13.15	261,815	–	1.25	8.68
EAFE International Index
2008	233,243	12.15	2,834,751	3.34	1.25	-43.41
2007	215,475	21.47	4,626,540	0.85	1.25	8.72
2006	69,467	19.75	1,371,881	1.17	1.25	23.98
2005	26,223	15.93	417,612	0.49	1.25	11.24
2004	6,985	14.32	100,053	0.66	1.25	16.52
Barclays Aggregate Bond Index
2008	118,602	11.56	1,371,585	4.56	1.25	5.19
2007	99,565	10.99	1,094,119	4.32	1.25	6.10
2006	78,547	10.36	813,609	3.97	1.25	2.37
2005	60,842	10.12	615,725	3.70	1.25	0.30
2004	70,092	10.09	707,124	3.02	1.25	2.33
S&P 500 Index
2008	243,870	9.44	2,301,623	3.17	1.25	-37.85
2007	232,477	15.19	3,531,382	1.14	1.25	3.83
2006	138,275	14.63	2,022,951	1.18	1.25	13.94
2005	84,179	12.84	1,080,931	1.14	1.25	3.22
2004	51,626	12.44	642,184	0.23	1.25	9.03

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)

S&P MidCap 400 Index
2008	345,812	$10.86	$3,755,299	2.12%	1.25%	-37.41%
2007	340,969	17.35	5,916,908	0.73	1.25	6.03
2006	211,171	16.36	3,455,652	0.62	1.25	8.34
2005	100,712	15.10	1,520,912	0.40	1.25	10.54
2004	55,193	13.66	753,901	0.14	1.25	14.31
Russell 2000 Small Cap Index
2008	248,456	10.78	2,677,374	1.99	1.25	-34.75
2007	278,531	16.52	4,602,380	0.52	1.25	-3.44
2006	187,961	17.11	3,215,802	0.49	1.25	16.16
2005	109,148	14.73	1,607,851	0.36	1.25	2.72
2004	58,113	14.34	833,344	0.13	1.25	16.21
Contrafund
2008	804,527	11.09	8,924,710	0.90	1.25	-43.33
2007	794,338	19.57	15,548,546	1.01	1.25	16.02
2006	525,965	16.87	8,872,184	1.19	1.25	10.19
2005	261,403	15.31	4,001,041	0.14	1.25	15.46
2004	127,462	13.26	1,690,578	0.09	1.25	13.92
Equity-Income
2008	453,894	9.03	4,097,932	2.39	1.25	-43.42
2007	467,215	15.96	7,454,975	2.02	1.25	0.18
2006	302,408	15.93	4,818,005	3.23	1.25	18.62
2005	203,309	13.43	2,731,319	1.31	1.25	4.43
2004	132,431	12.86	1,703,360	0.65	1.25	10.01
Growth
2008	184,965	8.52	1,576,163	0.72	1.25	-47.89
2007	166,778	16.35	2,727,321	0.55	1.25	25.27
2006	98,728	13.05	1,288,640	0.23	1.25	5.41
2005	67,168	12.38	831,718	0.33	1.25	4.38
2004	49,268	11.86	584,557	0.06	1.25	1.98

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)

Growth & Income
2008	335,329	$8.61	$2,886,117	1.15%	1.25%	-42.48%
2007	306,024	14.97	4,580,656	1.69	1.25	10.62
2006	187,674	13.53	2,539,868	0.61	1.25	11.54
2005	101,520	12.13	1,230,981	1.28	1.25	6.22
2004	85,260	11.42	973,504	0.37	1.25	4.48
Overseas
2008	331,003	12.70	4,203,993	2.72	1.25	-44.57
2007	292,632	22.91	6,704,369	3.34	1.25	15.74
2006	172,623	19.79	3,416,941	0.45	1.25	16.48
2005	61,637	16.99	1,047,390	0.38	1.25	17.50
2004	24,958	14.46	360,949	0.48	1.25	12.09
Money Market
2008	3,062,306	1.11	3,384,460	2.85	1.25	1.83
2007	3,009,762	1.09	3,272,794	4.98	1.25	4.11
2006	2,341,730	1.05	2,453,513	4.69	1.25	3.96
2005	1,474,718	1.01	1,493,378	3.08	1.25	1.00
2004	364,854	1.00	363,483	1.08	1.25	–
Low Duration (5)
2008	82,451	10.77	888,308	4.09	1.25	-1.70
2007	62,501	10.96	684,694	4.76	1.25	6.08
2006	38,990	10.33	402,878	4.24	1.25	2.68
2005	23,563	10.06	237,121	2.88	1.25	-0.20
Real Return (5)
2008	351,812	10.85	3,816,736	3.49	1.25	-8.21
2007	194,596	11.82	2,299,409	4.66	1.25	9.29
2006	134,969	10.82	1,459,779	4.28	1.25	-0.46
2005	90,613	10.87	985,385	2.93	1.25	0.83

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

(1)
These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts that commenced operations during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)	When net investment income is less than $1, the amount is not reported in the statements of operations but is used in the calculation of the investment income ratio.

(3)
These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direction reduction to unit values. Charges made directly to certificate holder accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)
These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts that commenced operations during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(5)	Commenced operations May 1, 2004.

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

7.  Fair Value Measurements and Fair Value Hierarchy

SFAS No. 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in Woodmen Variable Annuity Account included in the Statement of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

Financial Statements – Statutory Basis

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society
Years Ended December 31, 2008, 2007, and 2006
With Report of Independent Registered Public Accounting Firm

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Financial Statements – Statutory Basis

Years Ended December 31, 2008, 2007, and 2006

[Ernst & Young LLP Letterhead]

Report of Independent Registered Public Accounting Firm

The Board of Directors
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

We have audited the accompanying statutory-basis balance sheets of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (the Society) as of December 31, 2008 and 2007, and the related statutory-basis statements of operations, changes in surplus, and cash flow for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Society’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Society’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Society’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Society presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society at December 31, 2008 and 2007, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2008.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society at December 31, 2008 and 2007, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2008, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska.

/s/ Ernst & Young LLP
Des Moines, Iowa
April 15, 2009

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Balance Sheets – Statutory Basis
(Dollars in Thousands)

	December 31
	2008	2007
Admitted assets
Cash and invested assets:
Bonds	$5,271,056	$5,193,784
Preferred stocks	32,277	32,845
Common stocks	275,122	436,949
Mortgage loans	1,358,500	1,237,880
Properties occupied by the Society	20,110	20,296
Real estate held for the production of income	62,086	63,626
Real estate held for sale	3,598	7,029
Certificate loans	168,214	168,624
Cash and short-term investments	152,890	171,826
Call options	1,313	11,754
Other invested assets	9,548	6,797
Total cash and invested assets	7,354,714	7,351,410

Accrued investment income	83,031	85,787
Reinsurance balances recoverable	834	1,401
Electronic data processing equipment and other assets	2,097	991
Separate account assets	141,681	207,785

Total admitted assets	$7,582,357	$7,647,374

	December 31
	2008	2007
Liabilities and surplus
Liabilities:
Certificate and contract liabilities:
Life and annuity reserves	$5,624,601	$5,416,222
Accident and health reserves	24,527	22,472
Liability for deposit-type contracts	657,912	680,591
Certificate and contract claims	24,312	24,026
Other certificateholders’ funds	2,168	2,263
Refunds to members	122,040	123,416
Total certificate and contract liabilities	6,455,560	6,268,990

Accrued commissions, general expenses, and taxes	22,934	20,056
Amounts withheld by Society as agent or trustee	3,606	5,203
Liability for postretirement benefits	89,812	35,302
Liability for employees’ and fieldworkers’ benefits	13,569	14,005
Interest maintenance reserve	43,181	50,869
Asset valuation reserve	47,309	121,157
Other liabilities	8,091	7,274
Separate account liabilities	141,681	207,785
Total liabilities	6,825,743	6,730,641

Surplus	756,614	916,733
Total liabilities and surplus	$7,582,357	$7,647,374

See accompanying notes.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Statements of Operations – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2008	2007	2006
Premiums and other revenues:
Life and annuity premiums	$822,123	$516,822	$537,852
Other	6,231	5,301	6,902
Net investment income	412,157	423,816	424,159
Amortization of interest maintenance reserve	8,544	8,348	8,218
Commissions on reinsurance ceded and other income	10,762	10,656	10,361
Total premiums and other revenues	1,259,817	964,943	987,492

Benefits paid or provided:
Life benefits	149,296	140,013	138,080
Annuity benefits	343,049	197,329	185,009
Surrender benefits and withdrawals	137,279	148,372	127,283
Other benefits	38,828	37,774	37,261
Increase in aggregate reserves for certificates and contracts and other certificateholders’ funds	208,800	39,143	112,168
Total benefits paid or provided	877,252	562,631	599,801

Insurance expenses and other deductions:
Commissions	38,100	37,455	43,463
General insurance and fraternal expenses	126,534	117,461	115,619
Insurance, taxes, licenses, and fees	3,470	6,743	5,839
Other, net	14,834	31,649	23,677
Total insurance expenses and other deductions	182,938	193,308	188,598
Gain from operations before refunds to members and net realized capital gains (losses)	199,627	209,004	199,093
Refunds to members	131,014	133,003	131,388
Net gain from operations before net realized capital gains (losses)	68,613	76,001	67,705
Net realized capital gains (losses)	(96,420)	49,983	9,111
Net income (loss)	$(27,807)	$125,984	$76,816

See accompanying notes.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Statements of Changes in Surplus – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2008	2007	2006

Balance at beginning of year	$916,733	$875,526	$753,473
Net income (loss)	(27,807)	125,984	76,816
Change in net unrealized capital gains or losses	(144,908)	(27,010)	25,480
Change in reserve on account of change in valuation basis	(1,634)	(1,436)	8,369
Change in asset valuation reserve	73,848	(21,906)	(7,307)
Change in nonadmitted assets	(6,447)	(43,643)	(114)
Minimum pension liability	(52,631)	9,218	18,809
Other	(540)	–	–
Total surplus at end of year	$756,614	$916,733	$875,526

See accompanying notes.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2008	2007	2006
Operating activities
Premium and annuity considerations	$821,797	$516,875	$537,504
Net investment income received	421,539	423,267	421,285
Other income	16,996	15,969	17,259
Total cash provided by operations	1,260,332	956,111	976,048

Benefits paid	(676,833)	(531,345)	(497,653)
Net transfers to separate accounts	(4,454)	(23,721)	(15,540)
Commissions and other expenses paid	(167,813)	(161,954)	(166,793)
Refunds paid to members	(132,389)	(130,497)	(127,428)
Total cash used in operations	(981,489)	(847,517)	(807,414)
Net cash provided by operating activities	278,843	108,594	168,634

Investing activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	607,817	440,037	495,607
Stocks	79,780	165,606	30,650
Mortgage loans	77,527	196,212	160,213
Real estate	4,287	14,731	1,975
Other invested assets	298	669	859
Miscellaneous proceeds	1,245	20	–
Total investment proceeds	770,954	817,275	689,304

Cost of investments acquired:
Bonds	(722,565)	(517,383)	(651,781)
Stocks	(116,675)	(208,032)	(26,975)
Mortgage loans	(199,110)	(193,336)	(184,923)
Real estate	(3,639)	(6,589)	(3,646)
Other invested assets	(859)	(3,727)	(1,981)
Miscellaneous applications	(2,598)	(3,476)	(984)
Total cost of investments acquired	(1,045,446)	(932,543)	(870,290)
Net (increase) decrease in certificate loans	185	(2,064)	(1,203)
Net cash used in investing activities	(274,307)	(117,332)	(182,189)

Financing and other miscellaneous activities
Other cash provided by (used in) financing activities and miscellaneous sources	(23,472)	6,396	9,244
Net decrease in cash and short-term investments	(18,936)	(2,342)	(4,311)

Cash and short-term investments at beginning of year	171,826	174,168	178,479
Cash and short-term investments at end of year	$152,890	$171,826	$174,168

See accompanying notes.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands)

December 31, 2008

1. Nature of Operations and Significant Accounting Policies

Description of Business

Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (the Society) is a nonprofit fraternal benefit society incorporated in the state of Nebraska, exempt from tax under Internal Revenue Code (IRC) Section 501(c)(8). The Society does business using the name “Omaha Woodmen Life Insurance Society” in the following states: California, Colorado, Idaho, Montana, Nevada, Oregon, Utah, Washington, and Wyoming. In all other states, the Society is known as “Woodmen of the World Life Insurance Society. ”

The Society operates in the individual insurance market, with emphasis on life and annuity products. The vast majority of the Society’s premiums are in the family market, resulting in a relatively small average size certificate issued and in force. The Society markets its products through a captive field force and is licensed in all 50 states and the District of Columbia.

WFS Holdings, Inc., a wholly owned subsidiary of the Society, operates as a holding company for subsidiary entities of the Society. Subsidiary entities include Woodmen Financial Services, Inc. and Woodmen Insurance Agency, Inc.

Woodmen Financial Services, Inc., a wholly owned subsidiary of WFS Holdings, Inc., began operating as an introducing broker-dealer on July 1, 2002, to engage in the sale of a proprietary variable product (began July 1, 2003) offered by the Society to its members.

Woodmen Insurance Agency, Inc., a wholly owned subsidiary of WFS Holdings, Inc., is an insurance agency offering insurance products not offered by the Society.

1. Nature of Operations and Significant Accounting Policies (continued)

Basis of Presentation

The Society’s financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska (statutory accounting practices), which practices differ in some respects from U.S. generally accepted accounting principles (GAAP).

The more significant differences between statutory accounting practices and GAAP are as follows:

Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners’ (NAIC) rating for statutory purposes. For GAAP purposes, such investments in fixed maturities are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments in fixed maturities are reported at amortized cost. The remaining investments in fixed maturities are reported at fair value with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of surplus for those designated as available-for-sale.

All single-class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interest in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS, and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

1. Nature of Operations and Significant Accounting Policies (continued)

For statutory purposes, valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, valuation allowances would be established when the Society determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to surplus for statutory purposes, rather than being included as a component of operations as would be required by GAAP.

Investment and foreclosed real estate are carried at the lower of cost or market and are reported net of related obligations for statutory purposes rather than at cost less accumulated depreciation under GAAP. Investment income and operating expenses include rent for the Society’s occupancy of those properties for statutory purposes.

Under a formula determined by the NAIC, the Society defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in operations net of transfers to the IMR for statutory purposes rather than reported in the statement of operations in the period that the asset giving rise to the gain or loss is sold under GAAP.

The Asset Valuation Reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by NAIC-prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

The accounts and operations of the Society’s subsidiaries are not consolidated with the accounts and operations of the Society, and the Society’s share of undistributed earnings and losses of these subsidiaries is included in unrealized gains and losses, whereas consolidation is required under GAAP.

1. Nature of Operations and Significant Accounting Policies (continued)

The costs of acquiring and renewing business are charged to current operations as incurred for statutory purposes rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Certain assets designated as “nonadmitted” are excluded from the accompanying statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

Certificate reserves on traditional life insurance products are based on statutory mortality rates and interest that may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals used for GAAP purposes, which include a provision for possible unfavorable deviation from such assumptions.

Certificate reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values under GAAP.

Expense allowances on reinsurance ceded are credited to income at the time the premium is ceded for statutory purposes rather than as a reduction to the amount of costs deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Reinsurance amounts are netted against the corresponding receivable or payable balances for statutory purposes rather than shown as gross amounts on the balance sheet under GAAP.

Revenues for universal life-type policies and annuity policies with mortality or morbidity risk consist of premiums received, and benefits incurred represent the total death benefits paid and the change in policy reserves for statutory purposes. Under GAAP, revenues include only policy charges for the cost of insurance, certificate initiation and administration, surrender charges and other fees that have been assessed against certificate account values, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

1. Nature of Operations and Significant Accounting Policies (continued)

Expenses for pension benefits and postretirement benefits other than pensions are recognized in accordance with the statutory method, which does not accrue for the nonvested employees or future earnings considerations rather than including active participants not currently eligible and future earnings considerations for GAAP purposes.

Refunds to members are recognized when declared for statutory purposes rather than over the term of the related policies under GAAP.

The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Society’s statutory-basis financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the statutory-basis financial statements and accompanying notes.

Cash and Short-Term Investments

In connection with preparation of its statutory-basis statements of cash flow, the Society considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments.

Investments

Securities are valued in accordance with methods prescribed by the NAIC. Bonds are stated principally at cost, adjusted for amortization of premiums and accretion of discounts, both computed using the modified scientific method, and adjusted for other-than-temporary declines in fair value. For the loan-backed securities included in the bond portfolio, the Society uses the retrospective adjustment method for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of these securities. During 2007, the Society implemented new investment accounting software and made a change in the method used to amortize premiums and accrete discounts on the bond portfolio from the interest method to the modified scientific method. The Society also changed the prepayment assumption method affecting amortization of premiums and accretion of discounts for loan-backed securities in the bond portfolio from the prospective to the retrospective adjustment method. The net impact of these changes was not material to the Society’s statutory-basis financial statements.

1. Nature of Operations and Significant Accounting Policies (continued)

Prepayment assumptions for publicly traded loan-backed securities are obtained from Bloomberg. Privately placed loan-backed securities do not require adjustments for prepayment risks due to provisions within the terms and conditions of the notes. Equity tranche investments in collateralized debt obligations are classified as common stocks and are valued based on the prospective adjustment method for the effects of changes in prepayment and default assumptions. Prepayment and default assumptions are obtained from a third-party broker. Common stocks are reported at market for unaffiliated companies and adjusted for other-than-temporary declines in fair value. For the Society’s noninsurance subsidiary, the common stock is carried at the GAAP equity value of the subsidiary.

Mortgage loans are stated at the unpaid principal balance less any unearned discount. The Society records impaired loans at the present value of expected future cash flows discounted at the loan’s effective interest rate or, as an expedient, at the loan’s observable market price or the fair value of the collateral if the loan is collateral dependent. A loan is impaired when it is probable the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement.

Real estate occupied by the Society and real estate held for the production of income are reported at depreciated cost, net of encumbrances. Investment real estate that the Society has the intent to sell is reported at the lower of depreciated cost or fair value, net of encumbrances. Depreciation is calculated on both a straight-line basis and an accelerated basis over the estimated useful lives of the properties.

Certificate loans are stated at unpaid principal balances.

Net realized capital gains and losses on investments are determined using the specific identification basis.

1. Nature of Operations and Significant Accounting Policies (continued)

The AVR provides a reserve for losses from investments in bonds, preferred and common stocks, mortgage loans, real estate, and other invested assets, with related increases or decreases being recorded directly to surplus. Unrealized capital gains and losses on investments, including changes in mortgage and security reserves, are recorded directly in surplus. Comparable adjustments are also made to the AVR. Declines in value deemed to be other than temporary are charged to the statements of operations – statutory basis as realized losses.

The IMR primarily defers certain interest-related gains and losses on sales of fixed income securities which are amortized into net investment income over the estimated remaining lives of the investments sold.

Derivatives

The Society may take positions from time to time in certain derivative instruments to manage the impact of changes in interest rates, the change in equity market values, or equity indices on certain certificate liabilities. Financial instruments used for such purposes include S&P 500 European call options and covered equity call options. As of December 31, 2008 and 2007, the Society has not entered into any interest rate hedging instruments. The Society’s use of derivatives is further described in Note 3.

Derivative instruments are valued consistently with the accounting treatment of the underlying security. Over-the-counter S&P 500 European call options are carried at market value based upon binomial calculations that are compared to valuations received from brokers for reasonableness. The liability for short positions in covered equity calls sold for the production of income is carried at market value based upon exchange values. The change in market value for options purchased prior to January 1, 2003, is recorded in the statements of operations – statutory basis. The change in market value for options purchased after January 1, 2003, is recorded directly to surplus as a change in unrealized gains and losses.

The Society’s risk of loss is typically limited to the fair value of its derivative instruments rather than the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. The Society is also exposed to credit losses in the event of nonperformance of the counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits.

1. Nature of Operations and Significant Accounting Policies (continued)

Securities Lending

In order to generate income and to offset expenses, the Society lends portfolio securities to registered broker-dealers or other eligible parties. Loans of securities may not exceed 20% of the Society’s total admitted assets. In return for the loaned securities, the borrower provides cash in an amount equal to at least 102% of the current market value of the loaned securities, including accrued interest. The trust department of a financial institution administers the Society’s securities lending program. The administrator monitors the adequacy of the cash collateral daily and requires the borrower to provide additional cash collateral in the event the value of the cash collateral falls below 102% of the market value of the securities on loan. At December 31, 2008 and 2007, the cash collateral received from the borrowers aggregated $595.0 million and $1,378.2 million, respectively. The Society has the right to call any such loan and obtain the securities loaned at any time as allowed by required notice provisions. The loaned securities remain the property of the Society and therefore continue to be carried and accounted for as invested assets.

The Society has a revenue sharing agreement with the custodian bank, whereby the cash collateral is invested in certain money market and short-term bond funds. Under the arrangement, earnings generated by the investments is shared between the Society and custodian bank, thus generating an additional return on the loaned securities. At December 31, 2008 and 2007, this fair value of the money market and short-term bond funds aggregated $551.6 million and $1,378.2 million, respectively. Since the Society does not have general use of the collateral, the collateral is not reflected in the accompanying balance sheets – statutory basis.

At December 31, 2008 and 2007, the following securities were loaned to broker-dealers and other eligible parties:

	December 31
	2008	2007

Common stocks, at market value	$74,369	$133,708
Bonds, at cost	465,793	1,170,255
Total	$540,162	$1,303,963

1. Nature of Operations and Significant Accounting Policies (continued)

At December 31, 2008 and 2007, the market value of the above securities aggregated $580.5 million and $1,350.3 million, respectively.

Reserves for Insurance, Annuity, and Accident and Health Certificates

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed certificate cash values or the amounts required by the Insurance Department of the State of Nebraska. The Society waives deduction of deferred fractional premiums on the death of life and annuity certificate insureds and returns any portion of the final premium beyond the date of death. Surrender values on certificates do not exceed the corresponding benefit reserves. Substandard certificates are valued on the same basis as standard certificates. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is equal to the guaranteed interest credited to these funds during the year.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of all reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case-basis evaluations. Although considerable variability is inherent in such estimates, the Society believes that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

1. Nature of Operations and Significant Accounting Policies (continued)

Reserves for the Society’s equity-indexed annuity product are calculated using the Market Value Reserve Method. Updated market values on the call options backing this product are used in the determination of reserves. The method used for determining the fair values of the call options used in calculating the aggregate reserve liability for the equity-indexed annuity product is the same method used in establishing the statement value of the call options included in assets in the accompanying statutory-basis balance sheets. During 2008, the Society made a change in the 2001 CSO Term ARCVAL reserve rounding method and a correction for the mortality table for 15-year term policies with face amounts greater than $100,000.  The net effect of this change was a $1.6 million increase in reserves which is included as a change in surplus in the accompanying statutory-basis financial statements. During 2007, the Society made a change to the valuation basis for the long-term care line of business. The net impact of these changes was an increase of approximately $1.4 million in reserves, which is included as a change in surplus in the accompanying statutory-basis financial statements. During 2006, the Society implemented a new reserve valuation software and made several changes related to the valuation of life and annuity reserves. The net impact of these changes was a decrease of approximately $8.3 million in reserves, which is included as a change in surplus in the accompanying statutory-basis financial statements.

Revenue Recognition and Related Expenses

Life premiums are recognized as income over the premium paying period of the related certificates. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as commissions, are charged to operations as incurred.

1. Nature of Operations and Significant Accounting Policies (continued)

Reinsurance

The Society reinsures certain risks related to a small portion of its life and accident and health insurance business. Reinsurance premiums, expenses, and reserves related to reinsured business are accounted for on a basis consistent with that used for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other entities (2008 – $11,437; 2007 – $11,643; and 2006 – $10,476) are reported as a reduction of premium income and insurance reserves applicable to reinsurance ceded have also been reported as reductions of reserves (2008 – $42,585; 2007 – $36,451; and 2006 – $30,281). The Society is contingently liable with respect to reinsurance ceded to other entities in the event the reinsurer is unable to meet the obligations that it has assumed.

Separate Accounts

Separate accounts represent funds related to the Society’s pension plan liabilities, which are backed by common stocks, and the Woodmen Variable Annuity Account. As of December 31, 2008 and 2007, the market value of common stocks used to back pension plan liabilities was $98,143 and $143,309, respectively. As of December 31, 2008 and 2007, dividends declared and unpaid were $167 and $468 for a total asset value of $98,310 and $143,777, respectively. The remaining assets and liabilities in the separate accounts represent funds for an individual annuity product with a nonguaranteed return, and for which the certificateholder, rather than the Society, bears the investment risk. Separate account assets, which consist of investments in mutual funds, are reported at market value. At

December 31, 2008 and 2007, the market value of these investments was $43,371 and $64,008, respectively. The statements of operations – statutory basis include the premiums, benefits, and other items arising from operations of the Woodmen Variable Annuity Account. Revenues and expenses related to the Woodmen Variable Annuity Account, to the extent of benefits paid or provided to the Woodmen Variable Annuity Account certificateholders, are excluded from the amounts reported in the accompanying statements of operations – statutory basis. The assets and liabilities relating to the separate accounts have been shown as a separate line item on the balance sheets – statutory basis.

Fraternal Benefit Expenses

Fraternal benefit expenses represent expenditures made primarily for membership activities.

1. Nature of Operations and Significant Accounting Policies (continued)

Other

Nonadmitted assets (principally certain investments, receivables, and furniture and equipment) have been excluded from the balance sheets – statutory basis through a change to surplus.

Refunds to be paid to certificateholders are determined annually by resolution of the Society’s Board of Directors. The aggregate amount of certificate refunds is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Society. Certificateholders may receive their refund in cash, apply the refund to the purchase of fully paid-up insurance, apply the refund as renewal premium, or leave the refund on deposit with the Society to accumulate interest. An estimated provision has been made for dividends expected to be paid in the following calendar year.

Other admitted assets are valued as prescribed by the Nebraska insurance laws.

Reclassifications

Certain amounts appearing in the Society’s prior year statutory-basis financial statements have been reclassified to conform to the 2008 statutory-basis financial statement presentation.

2. Investments

The amortized cost and estimated market value of bonds and common stocks as of December 31, 2008 and 2007, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
December 31, 2008
Bonds:
United States government and agencies	$51,376	$7,461	$–	$58,837
States and political subdivisions	534,755	20,162	33	554,884
Foreign governments	166,511	6,234	7,863	164,882
Corporate securities	3,117,119	89,592	118,300	3,088,411
Mortgage- and asset-backed securities	1,401,295	128,027	24,229	1,505,093
	$5,271,056	$251,476	$150,425	$5,372,107

Preferred stocks:
Unaffiliated	$32,277	$–	$–	$32,277
	$32,277	$–	$–	$32,277

Common stocks:
Affiliated	$11,925	$–	$10,918	$1,007
Unaffiliated	316,554	32,345	74,784	274,115
	$328,479	$32,345	$85,702	$275,122

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
December 31, 2007
Bonds:
United States government and agencies	$34,858	$3,519	$–	$38,377
States and political subdivisions	560,592	16,447	–	577,039
Foreign governments	192,937	4,013	1,359	195,591
Corporate securities	3,165,496	119,170	41,722	3,242,944
Mortgage- and asset-backed securities	1,239,901	52,413	11,843	1,280,471
	$5,193,784	$195,562	$54,924	$5,334,422

Preferred stocks:
Unaffiliated	$32,845	$–	$–	$32,845
	$32,845	$–	$–	$32,845

Common stocks:
Affiliated	$10,421	$–	$9,449	$972
Unaffiliated	342,631	114,058	20,712	435,977
	$353,052	$114,058	$30,161	$436,949

2. Investments (continued)

For bonds with unrealized losses as of December 31, 2008, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Estimated Market Value	Gross Unrealized Losses	Estimated Market Value	Gross Unrealized Losses	Total Estimated Market Value	Total Gross Unrealized Losses
Bonds:
United States government and agencies	$–	$–	$–	$–	$–	$–
States and political subdivisions	4,938	33	–	–	4,938	33
Foreign governments	73,446	6,180	14,220	1,683	87,666	7,863
Corporate securities	637,755	40,227	573,840	78,073	1,211,595	118,300
Mortgage-backed and asset-backed securities	27,132	7,578	54,759	16,651	81,891	24,229
Total bonds	$743,271	$54,018	$642,819	$96,407	$1,386,090	$150,425

Included in the above table are 161 securities from 135 issuers. Approximately 91.30% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a “1” or “2” by the Securities Valuation Office of the NAIC. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.

2. Investments (continued)

The following table summarizes bonds with unrealized losses at December 31, 2007:

	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Estimated Market Value	Gross Unrealized Losses	Estimated Market Value	Gross Unrealized Losses	Total Estimated Market Value	Total Gross Unrealized Losses
Bonds:
United States government and agencies	$–	$–	$–	$–	$–	$–
States and political subdivisions	–	–	–	–	–	–
Foreign governments	19,373	627	25,157	732	44,530	1,359
Corporate securities	296,261	16,273	519,293	25,449	815,554	41,722
Mortgage-backed and asset-backed securities	79,805	1,498	361,513	10,345	441,318	11,843
Total bonds	$395,439	$18,398	$905,963	$36,526	$1,301,402	$54,924

Included in the above table are 115 securities from 82 issuers. Approximately 93.04% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a “1” or “2” by the Securities Valuation Office of the NAIC. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.

2. Investments (continued)

The Society closely monitors the financial condition and operations of the securities rated below investment grade and of certain investment grade securities on which it has concerns regarding credit quality. The Society also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Society considers relevant facts and circumstances in evaluating whether the impairment is other than temporary, including: (1) the probability of the Society collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; and (2) the Society’s decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near-term prospects of the issuer, and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. The Society will record a charge to the statutory-basis statements of operations to the extent that these securities are subsequently determined to be other than temporarily impaired. The Society believes the issuers of the securities in an unrealized loss position will continue to make payments as scheduled.

The following table shows gross unrealized losses and fair values of common stocks, aggregated by length of time that individual securities have been in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
At December 31, 2008
Stocks:
Common stocks	$136,203	$49,143	$26,547	$36,559	$162,750	$85,702
Total	$136,203	$49,143	$26,547	$36,559	$162,750	$85,702

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
At December 31, 2007
Stocks:
Common stocks	$103,406	$14,575	$21,348	$15,586	$124,754	$30,161
Total	$103,406	$14,575	$21,348	$15,586	$124,754	$30,161

2. Investments (continued)

The Society has approximately $25,641 and $6,137 of gross unrealized losses on unaffiliated equity securities that have been in an unrealized loss position for more than one year at December 31, 2008 and 2007, respectively. These securities have a market and carrying value of approximately $25,541 and $20,376 at December 31, 2008 and 2007, respectively. The Society believes the unrealized losses are temporary declines based on its evaluation of current economic conditions and company-specific information and believes that the market value of such securities will return to at least the Society’s cost in the near term.

The amortized cost and estimated market value of bonds at December 31, 2008, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Estimated Market Value

Due in one year or less	$348,695	$349,864
Due one through five years	1,559,247	1,573,991
Due five through ten years	1,513,995	1,485,036
Due after ten years	447,824	458,123
Mortgage-backed and other securities without a single maturity date	1,401,295	1,505,093
	$5,271,056	$5,372,107

2. Investments (continued)

Major categories of net investment income are summarized as follows:

	Year Ended December 31
	2008	2007	2006

Bonds	$300,172	$301,757	$296,669
Preferred stocks (unaffiliated)	1,347	2,551	3,355
Common stocks (unaffiliated)	12,016	12,872	11,451
Mortgage loans	81,299	84,202	85,918
Real estate	21,370	20,422	26,583
Certificate loans	12,040	11,982	11,810
Cash and short-term investments	4,271	7,547	8,099
Other invested assets	355	563	665
Derivative instruments	(5,285)	30	1,757
Other	5,880	2,888	2,042
	433,465	444,814	448,349
Less investment expenses	21,308	20,998	24,190
	$412,157	$423,816	$424,159

At December 31, 2008 and 2007, delinquent investment income due and accrued of $1,012 and $641, respectively, was nonadmitted from the accompanying balance sheets – statutory basis.

2. Investments (continued)

The major components of realized capital gains on investments reflected in operations and unrealized capital gains on investments reflected directly in surplus are summarized as follows:

	Realized			Change in Unrealized
	Year Ended December 31			Year Ended December 31
	2008	2007	2006	2008	2007	2006

Bonds	$(38,596)	$6,038	$2,450	$(2,955)	$–	$–
Common stocks (unaffiliated)	(62,040)	47,994	9,636	(135,781)	(25,717)	25,884
Common stocks (affiliated)	–	–	–	(1,469)	(1,423)	(1,845)
Mortgage loans	(959)	–	30	–	–	–
Real estate	730	2,330	126	–	(163)	286
Other invested assets	(176)	(242)	(474)	–	–	–
Derivate instruments	5,478	(234)	659	(4,703)	293	1,155
Total capital gains (losses)	(95,563)	55,886	12,427	(144,908)	(27,010)	25,480

Transferred to interest maintenance reserve	857	5,903	3,316	–	–	–
Net capital gains (losses)	$(96,420)	$49,983	$9,111	$(144,908)	$(27,010)	$25,480

Proceeds from sales and redemptions of bonds during 2008, 2007, and 2006 were $377,642, $252,398, and $250,038, respectively. Gross gains and gross losses realized from these transactions amounted to $1,514 and $(40,110) for 2008; $6,060 and $(22) for 2007; and $3,459 and $(1,009) for 2006, respectively.

Realized capital gains (losses) on common stocks in 2008, 2007, and 2006 included the recognition of other-than-temporary impairments of $(64,019), $(6,851), and $-0-, respectively. The precipitous 37% drop in the stock market (measured by the S&P 500) during 2008 caused several of the Society’s common stock holdings to decline more than 30% from their cost basis. In accordance with the Society’s impairment policy, these common stock holdings were written down to market value as of December 31, 2008, and the difference from original cost basis was reported as a realized loss. The Society intends to continue holding these securities for the foreseeable future.

2. Investments (continued)

The corporate private placement bond portfolio is diversified by issuer and industry. At December 31, 2008 and 2007, 5.6% or $295,336 and 6.6% or $344,381, respectively, of the Society’s bond portfolio was invested in private placement bonds.

At December 31, 2008, bonds with a statement value of $620 were on deposit with state insurance departments to satisfy regulatory requirements.

Commercial mortgage loans and corporate private placement bonds originated or acquired by the Society represent its primary areas of credit risk exposure. At December 31, 2008 and 2007, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property-Type Distribution
	December 31			December 31
	2008	2007		2008	2007

Pacific	$344,353	$281,998	Office	$491,369	$426,720
South Atlantic	281,033	261,318	Industrial	442,039	395,434
North Central	289,524	287,080	Retail	349,822	336,183
Mid Atlantic	168,295	158,785	Other	75,270	79,543
South Central	165,498	144,308	Total	$1,358,500	$1,237,880
Mountain	70,585	65,534
Other	39,212	38,857
Total	$1,358,500	$1,237,880

During 2008, the respective maximum and minimum lending rates for mortgage loans were 7.10% and 5.75%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 73%. The Society held no restructured mortgages for 2008 and 2007. During 2008, the Society did not reduce interest rates on any outstanding loans. The Society had no mortgages with interest 180 days or more past due during 2008, 2007, and 2006. There were no taxes, assessments, or other amounts advanced on mortgage loans during 2008, 2007, and 2006. The Society recognized an impairment of $1,020 on one mortgage loan during 2008. There were no impairments during 2007 and 2006. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

2. Investments (continued)

Net investment income for the years ended December 31, 2008, 2007, and 2006, included rental income of $3,157, $2,639, and $2,639, respectively, for the Society’s occupancy of office space in two owned real estate properties. Rental income from other tenants and operating expenses of the buildings are also included in net investment income. These assets are being depreciated using the straight-line method over their estimated useful lives that range from 31.5 to 60 years. Improvements to property occupied by the Society are depreciated over a period equal to the lesser of the remaining useful life of the property, the useful life of the improvement, or 10 years. Depreciation expense on home office real estate for the years ended December 31, 2008, 2007, and 2006, was $1,987, $2,012, and $2,036, respectively.

The Society has other real estate consisting of land and buildings acquired by purchase or through foreclosure on mortgage loans. This real estate is segregated by property held for the production of income and held for sale. Net investment income on properties held for the production of income for the years ended December 31, 2008, 2007, and 2006, included rental income of $14,111, $13,277, and $13,376, respectively, and operating expenses of $6,555, $6,379, and $5,718, respectively. No properties were transferred from held for the production of income to properties held for sale during 2008. At December 31, 2007, a property valued at $3,430 was transferred from properties held for the production of income to properties held for sale. There was no depreciation expense on this property as the property is a leased fee arrangement. Net investment income on properties held for sale for the years ended December 31, 2008, 2007, and 2006, included rental income of $-0-, $17, and $6,689, respectively, and operating expenses of $200, $213, and $5,665, respectively, on these properties. The carrying amount of real estate under leased fee arrangements is being amortized using the straight-line method over the corresponding lease terms that range from 20 to 30 years. The remaining other real estate properties are being depreciated using the straight-line method over their estimated useful lives that range from 10 to 50 years. Depreciation expense on properties held for the production of income was $3,223, $3,055, and $2,932 in 2008, 2007, and 2007, respectively.

2. Investments (continued)

There were no impairments to real estate properties during 2008 and 2007. During 2006, the Society impaired one real estate property by $100, which was based on the terms of the tenant’s purchase option.

During 2008, the Society sold industrial real estate properties located in Pine Bluff, Arkansas, and in Commerce City, Colorado, realizing a net capital gain of $730. The Colorado property had been classified as held for sale since June of 2007. The Arkansas property was not classified as held for sale. During 2007, the Society sold real estate property in Madison, Wisconsin, and realized a capital gain of $2,300 on the sale. This property was classified as held for sale in 2006.

3. Derivatives

S&P 500 European Call Options

The Society acquires over-the-counter S&P 500 European call options with initial terms of seven years to meet the market-produced crediting liability above the minimum guarantee on the Society’s equity-indexed annuity line of business. The terminal value of the options at expiration is approximately equal to the market-produced crediting liability on the respective equity-indexed annuity block of business given expected surrenders. A termination of the options with the counterparty may result in a market price reflecting significant reduction in value. Given expected surrenders and a long-term positive market growth, management anticipates that losses will be minimal. These instruments are illiquid.

The call options expose the Society to counterparty credit risk, which is mitigated by minimum capital requirements, credit ratings, and net exposure limits above posted collateral. The total credit exposure for S&P 500 European call options is represented by the market value of the options less the market value of acceptable collateral. At December 31, 2008 and 2007, the Society’s total credit exposure, after posting of collateral by the counterparties for amounts above a net exposure limit, was approximately $1,313 and $11,754, respectively.

At December 31, 2008 and 2007, the Society had acquired call options with a notional amount of approximately $29,820 and $41,750, respectively. The notional amount of the option is determined by multiplying current block premium by a factor approximating the current participation rate.

3. Derivatives (continued)

The call options were acquired at a cost of approximately $6,835 and $10,614 and are reflected on the accompanying balance sheets – statutory basis at their estimated fair value of approximately $1,313 and $11,754 at December 31, 2008 and 2007, respectively.

Covered Equity Call Options

Periodically, the Society writes covered equity call options for purposes of income generation when the market value of certain Society equity holdings are deemed to be overvalued. Covered equity call options are written in lieu of a direct sale of the security. At December 31, 2008, the Society has open short positions in covered equity call options with a fair value of $(597), which are included in other liabilities. At December 31, 2007, the Society had no open short positions in covered equity call option contracts. On disposition, gains and losses are recognized immediately, with gains and losses on exercise combined with the gains and losses on the covering asset. During 2008, 2007, and 2006, the Society recognized gains (losses) on the termination of covered equity call options of approximately $5,478, $(234), and $659, respectively.

4. Related-Party Transactions

The Society has entered into separate servicing agreements with WFS Holdings, Inc., Woodmen Financial Services, Inc., and Woodmen Insurance Agency, Inc. whereby these affiliates will reimburse the Society for direct and allocated indirect costs. Total costs reimbursed by the affiliates were $1,842, $1,941, and $2,031 during 2008, 2007, and 2006, respectively.

The Society has entered into mortgage loan agreements with fraternal youth camps and lodges. These loans are secured by a first lien on the related land and buildings, bear interest at 6%, and were $8,801 and $9,136 as of December 31, 2008 and 2007, respectively.

5. Employee Benefit Plans

Pension Plans

The Society has a noncontributory, qualified defined-benefit pension plan covering substantially all employees and fieldworkers who began service prior to October 1, 2006, with benefits based on years of service and either career or final average earnings. Under the pension plan, retirement benefits are primarily a function of the number of years of service and the level of compensation.

The Society has a supplemental retirement plan for those pension plan participants whose benefits calculated under the retirement plan formulas exceed ERISA limitations and for nonemployee members of the Board of Directors. This supplemental retirement plan makes up for any shortfall caused by the limitations and functions in the same manner as the retirement plan.

The qualified and supplemental retirement plans are each funded via fixed and variable group deposit fund contracts issued by the Society and are included in the liability for deposit-type contracts on the balance sheets – statutory basis. As of December 31, 2008 and 2007, the fixed account totaled $261,946 and $290,561, respectively, and the variable account totaled $98,310 and $143,777, respectively. As of December 31, 2008 and 2007, the Society accrued liabilities in accordance with actuarially determined amounts.

Two different actuarial cost methods are used to develop the pension plan costs for employees and for fieldworkers because of the distinctly different benefit structures for those two groups. The employees’ benefits are developed using a final average salary formula, while the fieldworkers’ benefits are developed using a career average formula.

Postretirement Benefit Plan

The Society sponsors nonpension postretirement health and life plans. Substantially all employees and fieldworkers may become eligible if they reach retirement age while employed with the Society. Life insurance benefits are generally set at a fixed amount, while retirees are offered a preferred provider arrangement for their healthcare coverage. Under the NAIC formal policy for statutory accounting for employers providing postretirement benefits other than pensions, which the Society has adopted, the estimated cost of postretirement benefits must be accrued at the date the Society’s employees and fieldworkers become eligible to retire.

5. Employee Benefit Plans (continued)

The health plan is contributory, with participants’ contributions adjusted annually; the life insurance plans include both contributory and noncontributory components. The accounting for the health plan anticipates future cost-sharing changes, including increases in premiums, deductibles, and individual stop-loss levels, so as to keep pace, on average, with increases in the healthcare cost trend rate.

The Society uses a December 31 measurement date for its pension plans and other postretirement benefit plans. The accumulated benefit obligation for its pension plans represents the present value of pension benefits earned as of December 31 based on service and compensation through December of the respective year-end. The accumulated benefit obligation for the pension plans was $412,887 and $385,767 at December 31, 2008 and 2007, respectively.

The projected benefit obligation for pension and other postretirement benefits represents the present value of postretirement benefits deemed earned as of December 31, projected for estimated salary and medical cost rate increases as of an assumed date with respect to retirement, termination, disability, and death. The following table sets forth the change in the projected benefit obligation for pension and other postretirement benefits:

	Pension Benefits		Other Postretirement Benefits
	Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007
Change in projected benefit obligation
Benefit obligation at beginning of year	$427,156	$418,864	$28,599	$26,379
Service cost	9,413	10,677	2,268	2,695
Interest cost	27,453	24,896	1,704	1,586
Contribution by plan participants	–	–	102	97
Actuarial (gain) loss	19,133	(12,917)	286	(1,341)
Benefits paid	(31,906)	(16,605)	(1,010)	(817)
Plan amendments	–	2,241	–	–
Benefit obligation at end of year	$451,249	$427,156	$31,949	$28,599

5. Employee Benefit Plans (continued)

A summary of assets and assumptions of the pension and other postretirement benefit plans are as follows:

	Pension Benefits		Other Postretirement Benefits
	Year Ended December 31		Year Ended December 31
	2008	2007	2008	2007
Change in plan assets
Fair value of plan assets at beginning of year	$434,338	$372,683	$–	$–
Actual return on plan assets	(47,221)	28,917	–	–
Employer contributions	5,044	49,343	908	720
Contribution by plan participants	–	–	102	97
Benefits paid	(31,906)	(16,605)	(1,010)	(817)
Fair value of plan assets at end of year	$360,255	$434,338	$–	$–

Funded status
Benefit obligations in excess of assets	$90,994	$(7,182)	$31,949	$28,599
Unamortized prior service cost	345	371	12,866	14,352
Unrecognized net actuarial loss	(139,084)	(40,935)	(7,635)	(7,649)
Prepaid assets (accrued liabilities)	$(47,745)	$(47,746)	$37,180	$35,302

Benefit obligation for nonvested employees	$4,310	$2,924	$31,520	$32,949

5. Employee Benefit Plans (continued)

	Pension Benefits			Other Postretirement Benefits
	2008	2007	2006	2008	2007	2006
Weighted-average assumptions used to determine benefit obligations at December 31
Discount rate	5.90%	6.50%	6.00%	5.90%	6.50%	6.00%
Rate of compensation increase	4.75%	5.25%	5.00%	N/A	N/A	N/A

Weighted-average assumptions used to determine net periodic benefit cost for years ended December 31
Discount rate	5.90%	6.50%	6.00%	5.90%	6.50%	6.00%
Expected long-term rate of return on plan assets	7.50%	7.50%	7.50%	N/A	N/A	N/A

A minimum pension liability is required when the actuarial present value of accumulated benefits exceeds plan assets and accrued pension liabilities. The minimum liability adjustment, less allowable intangible assets is reported as a surplus adjustment. The accumulated benefit obligation for the Society’s qualified defined-benefit plan of $412,887 was in excess of the fair value of the assets of $360,255 at December 31, 2008. At December 31, 2007, the accumulated benefit obligation of $385,767 did not exceed the fair value of the assets of $434,338.

5. Employee Benefit Plans (continued)

Accordingly, at December 31, 2008 and 2007, an additional minimum pension liability was established for $52,632 and $-0-, respectively. The Society had no intangible asset related to the minimum pension liability at December 31, 2008 and 2007. During 2007, the Society made a voluntary contribution to the defined-benefit plan of $40,000, which resulted in the defined-benefit plan being in an overfunded position. As any overfunding on defined-benefit plans is a nonadmitted asset, the overfunding caused a reduction in surplus. The 2007 amendments to the other postretirement benefit plans included the elimination of prescription drug benefits for retirees over 65, changes in deductibles and co-pays, and the acceleration of the phase-in of the premium schedule.

The components of net periodic benefit cost are as follows:

	Pension Benefits			Other Postretirement Benefits
	2008	2007	2006	2008	2007	2006
Components of net periodic benefit cost
Service cost	$9,413	$10,677	$12,359	$2,268	$2,695	$1,863
Interest cost	27,453	24,896	22,771	1,704	1,586	1,417
Expected return on plan assets	(31,813)	(28,062)	(26,108)	–	–	–
Prior service cost recognized	(26)	(201)	36	(1,486)	(1,486)	(1,486)
Recognized gains and losses	18	1,962	4,327	300	400	468
Net periodic benefit cost	$5,045	$9,272	$13,385	$2,786	$3,195	$2,262

For measurement purposes with respect to the postretirement health plan, a 7.8% annual rate of increase in the per capita cost of covered healthcare benefits was assumed for 2009 for participants under age 65. The rate was assumed to decrease gradually to 4.4% for 2018 and remain level thereafter. For those participants 65 and over, an 8.4% annual rate of increase was assumed, gradually decreasing to 4.9% for 2018 and level thereafter. The percentages for 2008 for all participants was 9.0% increase per capita cost of covered healthcare benefits, decreasing to 5% for 2016 and level thereafter.

5. Employee Benefit Plans (continued)

A one-percentage-point change in assumed healthcare cost trend rates at December 31, 2008, would have the following effects:

	One-Percentage-Point Increase	One-Percentage-Point Decrease

Effect on total of service and interest cost components	$513	$(427)
Effect on postretirement benefit obligation	3,640	(3,068)

Pension Plan Assets

Pension plan assets are primarily invested in investment grade securities and large cap common stocks. The pension plan’s weighted-average asset allocations at December 31, 2008 and 2007, by asset category are as follows:

	Plan Assets at December 31
	2008	2007
Asset category
Equity – Variable Group Deposit Contract	27.3%	33.1%
Fixed income – Fixed Group Deposit Contract	72.7	66.9
	100.0%	100.0%

The Society’s long-range asset allocation model is 25%–50% equities and 50%–75% fixed income.

At December 31, 2008, the Society utilized an expected long-term return of 7.5% on pension fund assets. This return is predicated on the fact that historically, over long periods of time, widely traded large-cap equity securities have provided a return of approximately 10%, while fixed income securities have provided a return of approximately 6%. The Society’s long-range asset allocation model of 25%–50% equities and 50%–75% fixed income would indicate that the long-term expected return would be approximately 7.5% if the investments were made in the broad indexes. Actual returns may vary depending on economic conditions, actual allocation of assets, and other currently unknown factors.

5. Employee Benefit Plans (continued)

The Society expects to contribute $15,000 to its pension plans and $3,200 to its other postretirement benefit plan in 2009. The Society’s policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Society considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law, Statement of Statutory Accounting Principles (SSAP) No. 89, Accounting for Pensions, expense for the year in question, and the limitations on deductibility imposed by federal income tax law. The following benefit payments that reflect expected future service, as appropriate, are expected to be paid: $21,476 in 2009; $20,441 in 2010; $23,302 in 2011; $27,769 in 2012; $33,620 in 2013; and $158,356 in the years 2014–2018.

Deferred Compensation Agreements

The Society has deferred compensation agreements with the key management employees of the Society. The liabilities under these agreements are being accrued over the employees’ periods of participation. The liabilities at December 31, 2008 and 2007, were $11,071 and $10,940, respectively, and are included in other liabilities in the balance sheets – statutory basis. Interest credited to participant accounts in 2008, 2007, and 2006 was $552, $534, and $509, respectively.

401(k) Defined Contribution Plan

The Society has an enhanced 401(k) plan for qualifying fieldworkers and employees. All employees beginning service after October 1, 2006, are enrolled in the 401(k) plan in lieu of the qualified defined-benefit pension plan. The Society matches participant contributions up to 3% of the participant’s compensation. In addition, the Society provides service-related contributions based on the participants’ years of service. The Society’s matching contributions were $193 and service-related contributions were $170 for 2008. The Society’s matching contributions were $142 and service related contributions were $126 for 2007. Employees beginning service prior to October 1, 2006, are eligible to participate in 401(k) plan but are not eligible for matching or service related contributions. These participants may contribute up to 15% of their annual earnings, subject to certain limitations, as pretax, salary deferral contributions.

5. Employee Benefit Plans (continued)

Discounted Employee Security Option Plan

The Society sponsors a discounted employee security option plan (DESOP) for directors and officers of the Society. New option grants under this program ceased effective May 1, 2002, due to changes in Internal Revenue Service regulations. The DESOP is a nonqualified plan whereby participants, prior to May 1, 2002, elected to accept discounted stock options in lieu of cash compensation. Any portion of regular compensation and/or any portion of incentive compensation could be relinquished for options. Options were granted quarterly and may be exercised six months following the grant date. The exercise price is 25% of the value of the options on the grant date. Options expire 15 years after the date of grant. The liabilities for relinquished compensation are maintained for unexercised options over the participants’ periods of participation. At December 31, 2008 and 2007, mutual funds with a fair value of $1,976 and $3,782 (actual cost $3,228 and $3,781), respectively, were included in the Society’s common stock portfolio, and liabilities related to the DESOP totaled $2,489 and $3,065, respectively. Earnings or losses on, and changes in net unrealized capital gains or losses on, the mutual funds are being reflected by the Society as a component of total benefits and expenses in the accompanying statements of operations – statutory basis and were $(1,251), $4, and $207 during 2008, 2007, and 2006, respectively.

Other Benefits

As a result of the Society administering its own group life and short-term disability plans, the Society recognized premium income of $797, $801, and $837 during 2008, 2007, and 2006, respectively, which is included in the statements of operations – statutory basis.

6. Surplus

The Society is required to maintain minimum surplus levels established by the Insurance Department of the State of Nebraska. The Society is also subject to risk-based capital (RBC) requirements promulgated by the NAIC and adopted by the Insurance Department of the State of Nebraska. The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. As of December 31, 2008, the Society’s surplus exceeded the minimum levels required by the Insurance Department of the State of Nebraska and RBC standards.

7. Annuity Reserves and Deposit Fund Liabilities

At December 31, 2008, the Society’s annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
Subject to discretionary withdrawal:
With market value adjustment	$–	–%
At book value less current surrender charge of 5% or more	374,356	15
At market value	41,481	2
Total with adjustment or at market value	415,837	17
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	1,667,098	65
Not subject to discretionary withdrawal	457,284	18
Total annuity reserves and deposit fund liabilities – before reinsurance	2,540,219	100%
Less reinsurance ceded	–
Net annuity reserves and deposit fund liabilities	$2,540,219

7. Annuity Reserves and Deposit Fund Liabilities (continued)

A reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2008, is as follows:

Life and accident and health annual statement:
Annuity reserves, total net	$1,670,363
Supplementary contracts with life contingencies, total net	72,153
Deposit-type contracts, total net	657,912
2,400,428
Separate accounts annual statement:
Annuity reserves, total net	41,481
Other contract deposit funds	98,310
Total annuity actuarial reserves and deposit fund liabilities	$2,540,219

8. Separate Accounts

Information regarding the nonguaranteed separate accounts of the Society as of and for the years ended December 31 is as follows:

	2008	2007	2006
Premiums, deposits, and other considerations	$11,786	$29,022	$19,651

Reserves
For accounts with assets at:
Market value	$139,791	$205,043	$167,439
Amortized cost	–	–	–
Total	$139,791	$205,043	$167,439

8. Separate Accounts (continued)

	December 31
	2008	2007
Reserves for nonguaranteed separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$–	$–
At book value without market value adjustment and with current surrender charge of 5% or more	–	–
At market value	41,481	61,266
At book value without market value adjustment and with current surrender charge of less than 5%	–	–
Subtotal	41,481	61,266
Not subject to discretionary withdrawal	98,310	143,777
Total separate account reserves	$139,791	$205,043

Amounts transferred to and from separate accounts in the statements of operations – statutory basis are as follows:

	2008	2007	2006

Transfers to separate accounts	$11,786	$29,022	$19,651
Transfers from separate accounts	6,481	6,412	4,943
Net transfers to and from separate accounts	$5,305	$22,610	$14,708

9. Commitments and Contingencies

The Society is involved in pending and threatened litigation in the normal course of its business in which claims for alleged economic and sometimes punitive damages have been asserted. In the opinion of the Society’s management, the ultimate disposition of such matters will not have a materially adverse effect on the Society’s financial position or results of operations.

9. Commitments and Contingencies (continued)

The Society has committed to make capital contributions to its subsidiary, WFS Holdings, Inc., as may be required to enable WFS Holdings, Inc. to finance its business operations and those of its operating subsidiaries and to allow WFS Holdings, Inc. or its subsidiaries to remain in continuous compliance with any regulatory capital requirements.

As of December 31, 2008, the Society has outstanding commitments for purchases of mortgage loans in the amount of $5,500.

The Society owns an institutional money market fund in the amount of $1,694 at December 31, 2008, which has suspended withdrawals by investors and is in the process of orderly liquidation. The fund has been distributing interest on a monthly basis and principal on schedule as the assets in the fund mature. The fund was paid in full on January 23, 2009.

A total of $25,367 in the Society’s investment portfolio is held in collateralized debt obligation or collateralized loan obligation structures. Although the defaults in the underlying pool of loans and bonds has been minimal and within expectations, reduced liquidity in financial markets has impacted the ability to trade these assets at an acceptable price. The collateral includes middle-market bank loans, broadly syndicated loans, and bank trust preferred stock. The year-end market value of the investments was $5,275. There are no subprime mortgage investments in any of the structures. These assets were known to be illiquid when purchased, and the Society has both the ability and intent to hold these securities until maturity.

Portions of six investments at December 31, 2008, are backed with varying degrees of Alt-A residential mortgage collateral. The carrying value of these securities is $9,033 at December 31, 2008. Fair value is estimated to be $6,507. Defaults in the underlying pool of mortgage-backed collateral have been manageable, performing better than the Alt-A market in general, and the assets are monitored closely. The market pricing of these assets has been impacted by deterioration in the credit markets and would be difficult to trade on short notice. Given the relatively small size of the holdings, management deems this illiquidity issue manageable and has both the ability and intent to hold these securities to maturity.

10. Fair Value of Financial Instruments

SSAP No. 27, Disclosures of Information about Fair Value of Financial Instruments With Off-Balance-Sheet Risk, Financial Instruments With Concentrations of Credit Risk, and Disclosures about Fair Value of Financial Instruments (SSAP No. 27), requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SSAP No. 27 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. These fair value disclosures are not intended to represent the market value of the Society.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash and short-term investments: The carrying amounts reported in the balance sheets – statutory basis approximate their fair value due to their liquid nature or expected short-term settlement.

Bonds: Fair values of bonds are based on quoted market prices or dealer quotes.

Common and preferred stocks: Fair values are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Mortgage loans: Fair values for mortgage loans are estimated using discounted cash flow analyses using interest rates that yield 150 basis points more than treasuries with similar effective durations.

Derivatives: Fair values for derivative instruments are valued based on binomial calculations, which are compared to valuations received from brokers for reasonableness.

10. Fair Value of Financial Instruments (continued)

Certificate loans: Certificate loans, which have no defined maturity, had interest rates at December 31, 2008, which ranged from 5% to 8%. The Society believes that the statement value approximates the fair value of the certificate loans.

Other invested assets: The Society believes that the statement value of the mortgage loan participation asset investment approximates its fair value.

Aggregate reserves for interest-sensitive certificates and contracts, life, and annuity: Fair values of the Society’s investment contract, deferred annuity, and single premium deferred annuity liabilities that are under contracts involving significant mortality or morbidity are stated at the cost the Society would incur to extinguish the cash surrender value related to the liability.

Separate accounts: Fair values for separate accounts established to back a portion of pension liabilities with common stocks and for variable annuity contracts with mutual funds are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Certificate and contract claims, other certificateholders’ funds, and refunds to members: The carrying amounts reported in the balance sheets – statutory basis for these items approximate their fair value because short-term settlement is expected.

10. Fair Value of Financial Instruments (continued)

The estimated carrying amounts and fair values of the Society’s financial instruments are as follows:

	December 31, 2008		December 31, 2007
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Cash and short-term investments	$152,890	$152,890	$171,826	$171,826
Bonds	5,271,056	5,372,107	5,193,784	5,334,422
Preferred stocks	32,277	32,277	32,845	32,845
Common stocks	275,122	275,122	436,949	436,949
Mortgage loans	1,358,500	1,403,497	1,237,880	1,293,480
Certificate loans	168,214	168,214	168,624	168,624
Call options	1,313	1,313	11,754	11,754
Other invested assets	9,548	9,548	6,797	6,797
Separate account assets	141,681	141,681	207,785	207,785

Financial liabilities:
Aggregate reserves for interest-sensitive certificates and contracts, life, and annuity	$2,026,020	$1,986,934	$1,918,399	$1,879,001
Certificate and contract claims	24,312	24,312	24,026	24,026
Other certificateholders’ funds	2,168	2,168	2,263	2,263
Refunds to members	122,040	122,040	123,416	123,416
Separate account liabilities	141,681	141,681	207,785	207,785

11. Fair Value Measurements and Fair Value Hierarchy

Included in various investment-related line items in the statutory-basis financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired or, for certain bonds and preferred stock, when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

11. Fair Value Measurements and Fair Value Hierarchy (continued)

Fair values are based on quoted marks or market prices when available. When marks or market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Society estimates fair value using discounted cash flow methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model, or input used.

The Society’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1. Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

•
Level 2. Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument.  Such inputs include market interest rates and volatilities, spreads, and yield curves.

•
Level 3. Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Society’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

11. Fair Value Measurements and Fair Value Hierarchy (continued)

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2008, about the Society’s financial assets and liabilities measured at fair value on a recurring basis.

	Level 1	Level 2	Level 3	Total
Assets at fair value:
Cash and short-term investments	$152,890	$–	$–	$152,890
Common stocks	264,310	7,525	3,287	275,122
	417,200	7,525	3,287	428,012

Call options	–	–	1,313	1,313
Separate account assets	141,681	–	–	141,681
Total assets at fair value	$558,881	$7,525	$4,600	$571,006

Liabilities at fair value:
Derivatives	$597	$–	$–	$597
Total liabilities at fair value	$597	$–	$–	$597

Fair values and changes in the fair values of separate account assets generally accrue directly to stakeholders and are not included in the Society’s revenues and expenses or surplus.

Level 1 assets include actively-traded exchange-listed equity securities and short-term U.S. Treasury Bonds. Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Separate account assets in Level 1 primarily include actively-traded exchange-listed equity securities and institutional and retail mutual fund and money market mutual fund investments valued by the respective mutual fund companies.

11. Fair Value Measurements and Fair Value Hierarchy (continued)

Level 1 liabilities consist of the written call options on certain common stocks the Society already owns to enhance returns or act as a rebalancing mechanism. The premium received for a written call option is recorded as a “write-in liability” until the option is exercised, expires, or is otherwise terminated. The liability is marked to market at each statement date using prices provided by an independent pricing service.

Level 2 assets include certain of the Society’s investments in public and private equity securities. Fair values of equity securities reported in this category are largely provided by independent pricing services. Where independent pricing services provide marks, the Society has obtained an understanding of the methods, models, and inputs used in pricing, and has controls in place to validate the marks represent current fair values.

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because some stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Society will determine the fair value internally using a discounted expected future cash flow model. This model estimates fair value using discounted cash flows at a market yield where the discount rate reflects market returns. The market return is obtained by referring to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market.

The Society classifies certain newly issued, privately placed, complex or illiquid securities in Level 3.

11. Fair Value Measurements and Fair Value Hierarchy (continued)

Level 3 assets include $3.29 million of equity securities. Of this amount, approximately $2.29 million represents former money market mutual funds that no longer receive designations from the Securities Valuation Office of the NAIC (SVO) and are valued by the Society using a discounted cash flow model. The remaining $1.00 million of equity securities classified in Level 3 is the Society’s investment in its affiliate, Woodmen Financial Services, Inc., which is carried on the equity basis and verified annually by the SVO.

Also included in Level 3 assets are derivative assets of $1.31 million, which represent over-the-counter S&P 500 call options having an initial term of seven years which are acquired to meet the market-produced crediting liability above the minimum guarantee on the equity-indexed annuity line of business. These illiquid instruments are valued by the Society using internal models and the results are compared to the related broker quotes.

Changes in Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table summarizes the changes in assets and liabilities classified in Level 3 for 2008. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	Common Stocks	Call Options	Total

Balance at December 1, 2008	$971	$11,754	$12,725
Total gains or losses (realized/unrealized):
Included in net income	–	(5,285)	(5,285)
Included in surplus	(1,469)	(5,253)	(6,722)
Purchases, issuances, and settlements	3,785	97	3,882
Transfers in (out) of Level 3	–	–	–
Balance at December 31, 2008	$3,287	$1,313	$4,600

As described in Note 1, changes in the market value of call options purchased after January 1, 2003, are recorded through surplus as unrealized gains or losses. Purchases prior to January 1, 2003, are reported in net investment income.

PART C
OTHER INFORMATION

Item 24. Financial Statements And Exhibits

(a)(1)   Financial Statements

All required financial statements are included in Part B of this filing.

(a)(2)   Financial Statement Schedules (filed as Exhibit (a)(2) herewith)

Report of Independent Registered Public Accounting Firm on Schedules	II-2

Schedule I - Summary of Investments Other Than Investments in
Related Parties as of December 31, 2008	II-3

Schedule III - Supplementary Insurance Information as of December 31,
2008, 2007 and 2006 and for each of the years then ended	II-4

Schedule IV - Reinsurance as of December 31, 2008, 2007 and 2006
and for each of the years then ended	II-6

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(b) Exhibits

No.	Exhibit

(1)	Certified resolution of the board of directors of Woodmen the World and/or Omaha. Woodmen Life Insurance Society("Woodmen") establishing Woodmen Variable Annuity Account (the "Account")
Incorporated herein by reference from registrant’s Exhibit (1) to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.

(2)	Not Applicable
(3)	Form of Distribution Agreement between Woodmen and Woodmen Financial Services, Inc.	Incorporated herein by reference from Exhibit (3) to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.

No.	Exhibit

(4)(a)	Form of Variable Annuity Certificate	Incorporated herein by reference from Exhibit (4)(a) to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.
4(b)	Form of IRA Endorsement
Incorporated herein by reference from Exhibit (4)(b) to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 30, 2007.

4(c)	Form of Roth IRA Endorsement
Incorporated herein by reference from Exhibit (4)(c) to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 30, 2007.

4(d)	Form of Simple Endorsement
Incorporated herein by reference from Exhibit (4)(d) to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 30, 2007.

4(e)	Form of 403(b) TSA Endorsement
Incorporated herein by reference from Exhibit (4)(e) to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 30, 2007.

No.	Exhibit

5(a)	Certificate Application	Incorporated herein by reference from Exhibit (5)(a) to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.
5(b)	Form of IRA Disclosure	Incorporated herein by reference from Exhibit (5)(b) to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.
5(c)	Form of Roth IRA Disclosure	Incorporated herein by reference from Exhibit (5)(c) to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.
5(d)	Form of Simple Disclosure	Incorporated herein by reference from Exhibit (5)(d) to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.
(6)	Woodmen's Articles of Incorporation, Constitution, and Laws as Amended on November 6, 2008	Filed Herewith.
(7)	Not Applicable.
(8)(a)	Form of Participation Agreement (Summit)	Incorporated herein by reference from Exhibit (8)(a) to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.

No.	Exhibit

(8)(b)	Form of Participation Agreement (Fidelity)
Incorporated herein by reference from Exhibit (8)(b) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on May 16, 2003.

(8)(c)	Form of Administrative Services Agreement (Summit)	Incorporated herein by reference from Exhibit (8)(c) to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.
(8)(d)	Form of Service Agreement (Fidelity)
Incorporated herein by reference from Exhibit (8)(d) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on May 16, 2003.

(8)(e)	Form of Participation Agreement (PIMCO)
Incorporated herein by reference from Exhibit (8)(e) to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on or about April 30, 2004.

(8)(f)	Form of Services Agreement (PIMCO)
Incorporated herein by reference from Exhibit (8)(f) to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on or about April 30, 2004.

(9)	Opinion and Consent of Lynn Espeland	Filed Herewith.
(10)	Consent of Ernst & Young LLP	Filed Herewith.
(11)	Not Applicable.

No.	Exhibit

(12)	Not Applicable.
(13)	Not Applicable.
(99.1)	Power of Attorney from R.B. Moore
Incorporated herein by reference from Exhibit (99) to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on or about April 30, 2008.

(99.2)	Powers of Attorney from Dr. James W. Bosler, III, M. Lane Harvey, and Dr. James Shaver
Incorporated herein by reference from Exhibit (99-poa) to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on or about April 30, 2004.

(99.3)	Power of Attorney from Lucia Taylor-McCoy
Incorporated herein by reference from an Exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on or about April 30, 2008.

(99.4)	Powers of Attorney	Incorporated herein by reference from Exhibit (99.16) to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.
(99.5)	Powers of Attorney from Pamela Hernandez and Larry King	Filed herewith.

Item 25. Directors and Officers of the Depositor

NAME AND PRINCIPAL BUSINESS ADDRESS*	TITLE
Danny E. Cummins	Director, CEO, President
Pamela J. Hernandez	Director, Secretary, Executive Vice President Operations
Mark D. Theisen	Director, Executive Vice President Fraternal
Mark L. Schreier	Director, Executive Vice President, Finance/Treasurer

NAME AND PRINCIPAL BUSINESS ADDRESS*	TITLE
Larry King	Director, Executive Vice President, Field
James M. Gleason	Vice President, General Counsel
Patrick Dees	Vice President
Joseph J. Hromadka	Vice President
James R. Day	Vice President
Randall P. Rotschafer	Vice President
Steven B. Jones	Vice President
Robert Maher	Vice President
Steven O. Haack	Vice President
Annette Devine	Vice President
Karla Gochenaur	Vice President
Randy Horrocks	Vice President
Colleen M Maciejewski	Vice President
Denise McCauley	Vice President
William C. Owen	Chairman of the Board
Thomas T. Gallion	Director
R. B. Moore	Director
Betty H. Brown	Director
Daniel W. Rice III	Director
Lucia Taylor-McCoy	Director
Dr. James W. Bosler III	Director
Morris Lane Harvey	Director
Dr. James Shaver	Director
James W. Bridges Jr.	Director

*           Unless otherwise indicated, the principal business address of each person is Woodmen of the World and/or Omaha Woodmen Life Insurance Society 1700 Farnam Street, Omaha, NE 68102

Item 26.  Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a separate account of Woodmen of the World and/or Omaha Woodmen Life Insurance Society, the Depositor, established by the Board of Directors of the Depositor in 2001 pursuant to the laws of the State of Nebraska. The Depositor is a fraternal benefit society organized under the laws of the State of Nebraska and is owned by and operated for its members. It has no shareholders and is not subject to the control of any affiliated persons. Depositor controls it’s wholly-owned direct subsidiary, WFS Holdings, Inc., a Nebraska corporation that is a holding company with no independent operations; WFS Holdings, Inc. controls its wholly-owned subsidiary, Woodmen Financial Services, Inc, a Nebraska corporation that is a broker-dealer and principal underwriter hereunder. WFS Holdings also controls two other wholly owned subsidiaries, Woodmen Insurance Agency, Inc. and Woodmen Mortgage Services, Inc. All are located at 1700 Farnam Street, Omaha, NE 68102.

Item 27. Number of Certificate Holders

As of December 31, 2008, 2,449 Certificates have been sold.

Item 28.  Indemnification

Article 3 section 5 of the Constitution and Laws of Woodmen of the World and/or Omaha Woodmen Life Insurance Society contains provisions governing the indemnification of officers and employees of the depositor it provides:  "Sec. 5. Indemnification of Officers and Employees. Every officer or employee and every former officer or employee of the Society shall be indemnified against losses or judgments assessed against him by a court of competent jurisdiction and for expenses actually and reasonably incurred by him in connection with the defense of any action, suit or proceeding, civil or criminal, in which he is made a party by reason of serving this Society, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be guilty of fraud, gross negligence or malfeasance in the performance of duty."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

(a) Woodmen Financial Services, Inc. is the Registrant's principal underwriter.

(b) Officers and Managers of Woodmen Financial Services, Inc.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES
Tim Buderus	CEO, President
Mark Theisen	Secretary, Chairman of the Board
Mark L. Schreier	Director
Robert Maher	Director
Larry King	Director
John Bock	Chief Compliance Officer
Vesta Pudenz	CFO, Financial and Operations Principal, Treasurer
Melissa Swing	Director of Marketing, Communications Promotions

*           The principal business address of all of the persons listed above is Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102.

(c)  The following information shows all commissions and other compensation received by the sole underwriter, Woodmen Financial Services, Inc., directly or indirectly, from the Registrant during the Registrant's last fiscal year, for providing underwriting services: Inception to date Net Underwriting Discounts and Commission Compensation on Redemption - NA., Brokerage Commissions:

	Brokerage Commissions (Gross)	Compensation to the Underwriter (Net)
July 1, 2003 (inception) through December 31, 2003	$ 95,484	$ 7,035
2004	$ 365,329	$ 42,876
2005	$ 444,022	$ 43,629
2006	$ 831,990	$ 72,357
2007	$ 1,231,074	$ 93,107
2008	$ 439,172	$ 34,558

Item 30.  Location Of Books And Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Woodmen at its home office located at 1700 Farnam Street, Omaha, NE 68102.

Item 31.  Management Services

Not Applicable

Item 32.  Undertakings And Representations

(a)           The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Certificates offered herein are being accepted.

(b)           The Registrant undertakes that it will include as part of any application to purchase a Certificate offered by the prospectus, either a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Woodmen for a Statement of Additional Information.

(c)           The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to Woodmen at the address or phone number listed in the prospectus.

(d)           Woodmen represents that in connection with its offering of the Certificates as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that Woodmen will comply with paragraphs numbered (1) through (4) of that letter.

(e)           Woodmen of the World and/or Omaha Woodmen Life Insurance Society represents that the aggregate charges under the Certificates are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Woodmen Variable Annuity Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Omaha, State of Nebraska, on this 30th day of April 2008.

Woodmen Variable Annuity Account (Registrant)

By: Woodmen of the World Life Insurance Society/Omaha Woodmen Life Insurance Society (Depositor, on behalf of itself and Registrant)

By: /s/Danny E. Cummins
Danny E. Cummins
President and Chief Executive Officer

As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title	Date
/s/Danny E. Cummins Danny E. Cummins	Director, President and Chief Executive Officer (Principal Executive Officer)	April 30, 2009
/s/ Mark L. Schreier Mark L. Schreier	Director, Treasurer, Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 30, 2009
/s/ Annette Devine Annette Devine	Vice President and Principal Accounting Officer (Principal Accounting Officer)	April 30, 2009

Signature	Title	Date
/s/ William C. Owen* William C. Owen	Chairman of the Board	April 30, 2009
/s/ Thomas T. Gallion* Thomas T. Gallion	Director	April 30, 2009
/s/ R. B. Moore* R. B. Moore	Director	April 30, 2009
/s/ Betty H. Brown* Betty H. Brown	Director	April 30, 2009
/s/ Daniel W. Rice III* Daniel W. Rice III	Director	April 30, 2009
/s/ James W. Bridges, Jr.* James W. Bridges, Jr.	Director	April 30, 2009
/s / Lucia Taylor-McCoy* Lucia Taylor-McCoy	Director	April 30, 2009
/s / Dr. James W. Bosler III* Dr. James W. Bosler III	Director	April 30, 2009
/s / Morris Lane Harvey* Morris Lane Harvey	Director	April 30, 2009

Signature	Title	Date
/s / Dr. James Shaver* Dr. James Shaver	Director	April 30, 2009
/s / Larry King* Larry King	Director	April 30, 2009
/s / Pamela J. Hernandez* Pamela J. Hernandez	Director, Secretary, Executive Vice President Operations	April 30, 2009
/s / Mark D. Theisen Mark D. Theisen	Director, Executive Vice President Fraternal	April 30, 2009

*By:	/s / Mark D. Theisen Mark D. Theisen Pursuant to Powers of Attorney

EXHIBIT INDEX

No.	Exhibit
(a)(2)	Financial Statement Schedules	Filed Herewith.
(6)	Woodmen's Articles of Incorporation, Constitution, and Laws as Amended on November 6, 2008	Filed Herewith.
(9)	Opinion and Consent of Lynn Espeland	Filed Herewith.
(10)	Consent of Ernst & Young LLP	Filed Herewith.
(99.5)	Powers of Attorney from Pamela Hernandez and Larry King	Filed herewith.